As filed with the Securities and Exchange Commission on April 28, 2008

1933 Act File No. 33-19628

1940 Act File No. 811-3563

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 28

REGISTRATION STATEMENT

(UNITS OF BENEFICIAL INTEREST)

UNDER

THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 40

MONEY MARKET VARIABLE ACCOUNT

(Exact Name of Registrant)

Sun Life Assurance Company of Canada (U.S.)

(Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181 (617) 237-6030

(Address of Insurance Company’s Principal Executive Offices)

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 29, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on [date] pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

MONEY MARKET VARIABLE ACCOUNT (“MMVA”)

HIGH YIELD VARIABLE ACCOUNT (“HYVA”)

CAPITAL APPRECIATION VARIABLE ACCOUNT (“CAVA”)

GOVERNMENT SECURITIES VARIABLE ACCOUNT (“GSVA”)

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (“GGVA”)

TOTAL RETURN VARIABLE ACCOUNT (“TRVA”)

CROSS REFERENCE SHEET

(Pursuant to Rule 495(a) under The Securities Act of 1933)

ITEM IN FORM N-3, PART A		LOCATION IN PROSPECTUS; CAPTION

1	Cover Page	Cover Page

2	Definitions	Definitions

3	Synopsis	Synopsis; Expense Summary

4	Condensed Financial Information	Condensed Financial Information

5	General Description of Registrant and Insurance Company	A Word about the Company and the Variable Accounts

6	Management	Management of the Variable Accounts

7	Deductions and Expenses	Contract Charges

8	General Description of Variable Annuity Contracts	Purchase Payments and Contract Values during Accumulation Period; Other Contractual Provisions

9	Annuity Period	Annuity Provisions

10	Death Benefit	Death Benefit

ITEM IN FORM N-3, PART A		LOCATION IN PROSPECTUS; CAPTION

11	Purchases and Contract Value	Purchase Payments and Contract Values during Accumulation Period

12	Redemptions	Cash Withdrawals

13	Taxes	Tax Considerations

14	Legal Proceedings	Legal Proceedings

15	Table of Contents of the Statement of Additional Information	Table of Contents for Statement of Additional Information

ITEM IN FORM N-3, PART B		LOCATION IN STATEMENT OF ADDITIONAL INFORMATION; CAPTION

16	Cover Page	Cover Page

17	Table of Contents	Table of Contents

18	General Information and History	General Information

19	Investment Objectives and Policies	The Variable Accounts’ Investment Objectives, Policies and Restrictions; A Word about the Company and the Variable Accounts*

20	Management	Management of the Variable Accounts

21	Investment Advisory and Other Services	Management of the Variable Accounts

22	Brokerage Allocation	Management of the Variable Accounts

23	Purchase and Pricing of Securities being Offered	Purchase Payments and Contract Values during Accumulation Period*

24	Underwriters	Distribution of the Contracts

25	Calculation of Performance Data	Not Applicable

26	Annuity Payments	Annuity Provisions

27	Financial Statements	Accountants and Financial Statements

*	In the Prospectus

COMPASS 3

Prospectus May 1, 2008

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and the Variable Accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the “Contracts”).

You may choose among six variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the “Variable Accounts”), each of which is advised by our affiliate, Massachusetts Financial Services Company (“MFS”):

Money Market Variable Account (“MMVA”)

High Yield Variable Account (“HYVA”)

Capital Appreciation Variable Account (“CAVA”)

Government Securities Variable Account (“GSVA”)

Global Governments Variable Account (“GGVA”)

Total Return Variable Account (“TRVA”)

The fixed account option pays interest at a guaranteed fixed rate.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information about the Contracts and the Variable Accounts.

We have filed a Statement of Additional Information dated May 1, 2008 (the “SAI”) with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 50 of this Prospectus. You may obtain a copy of the SAI and annual/semiannual reports of the Variable Accounts without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7215. In addition, the SEC maintains a website (http//:www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC. Because the Variable Accounts are no longer actively marketed, copies of the SAI and shareholder reports cannot be obtained on a website maintained by either MFS or the Company.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. It is possible to lose money by investing in the Variable Accounts. An investment in the Money Market Variable Account is neither insured nor guaranteed by the U.S. Government.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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DEFINITIONS

The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms “we” and “the Company” will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term “you” to refer to the Owner of the Contract.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both (1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as “we”).

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the “Code”). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as “you”.

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Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Seven Year Anniversary: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

We: Sun Life Assurance Company of Canada (U.S.).

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see “Purchase Payments” below). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see “Transfers” below).

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see “Cash Withdrawals” and “Withdrawal Charges” below).

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see “Tax Considerations” below).

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see “Death Benefit” below).

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see “Contract Maintenance Charge” below).

We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Accounts attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Accounts attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see “Mortality and Expense Risk Charge and Distribution Expense Charge” below).

We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company (“MFS” or the “Adviser”). These fees are based on the average daily net assets of each Variable Account (see “Management of the Variable Accounts” and “Investment Management Fees” below). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.

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We will deduct a charge for premium taxes payable to any governmental entity (see “Premium Taxes” below).

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see “Annuity Provisions” below).

If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract’s Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase Payments you have made. State law may also require us to give you a longer “free look” period or allow you to return your Contract to your sales representative.

EXPENSE SUMMARY

The purpose of the following table and Example is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading “Contract Charges” in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable. Premium taxes generally range between 0.00% and 3.5% of premium payments.

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Contract Owner Transaction Expenses:	Money Market Variable Account	High Yield Variable Account		Capital Appreciation Variable Account	Government Securities Variable Account	Total Return Variable Account	Global Governments Variable Account
Sales Load Imposed on Purchases	0	0		0	0	0	0
Deferred Sales Load (as a percentage of Purchase Payments withdrawn(1)
Number of Contract Years
0-1	6%	6%		6%	6%	6%	6%
2-3	5%	5%		5%	5%	5%	5%
4-5	4%	4%		4%	4%	4%	4%
6	3%	3%		3%	3%	3%	3%
7 or more	0%	0%		0%	0%	0%	0%
Exchange Fee	0	0		0	0	0	0
Annual Contract Fee per contract	$30	$30		$30	$30	$30	$30

Annual Expenses
(as a percentage of average net assets)
Management Fees	0.50%	0.75	%(5)	0.75%	0.55%	0.75%	0.75%
Mortality and Expense Risk Fees	1.25%	1.25%		1.25%	1.25%	1.25%	1.25%
Distribution Expense Risk Charge(2)	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%
Other Expenses(3)	0.20%	0.20%		0.10%	0.17%	0.12%	1.35%
Total Annual Expenses(3)	2.10%	2.35%		2.25%	2.12%	2.27%	3.50%
Fee Reductions(4)	N/A	N/A		N/A	N/A	N/A	(0.85	)%(4)
Net Expenses(3)	2.10%	2.35%		2.25%	2.12%	2.27%	2.65%

(1)	A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge. See “Cash Withdrawals” and “Withdrawal Charges” below.
(2)	The distribution expense risk charge is imposed only during the first seven Contract Years.
(3)	The Variable Accounts have an expense offset arrangement that reduces a Variable Account’s custodian fee based upon the amount of cash maintained by the Variable Account with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, ”Total Annual Operating Expenses” (and Net Expenses, if applicable) would be lower.

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(4)	MFS has agreed in writing to bear each of the following Variable Accounts’ expenses such that “Total Annual Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed on an annualized basis, the following percentages of the following Variable Accounts until such date noted. These fee reductions are not reflected in the table. Had these fee reductions been taken into account, “Total Annual Operating Expenses” subject to this limitation would be the percentages noted below until such date noted:

Fund	Limitation on Subject Expenses	Percentage Until
Capital Appreciation Variable Account	0.82%	8/31/2008
High Yield Variable Account	0.90%	8/31/2008
Total Return Variable Account	0.85%	8/31/2008

These written agreements exclude interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, as well as mortality and expense risk charges, distribution expense risk and contract maintenance charges payable to the Company.

MFS has also agreed in writing to assume and bear Global Governments Variable Account’s “Total Annual Expenses” which exceed 1.25% annually. This expense limitation excludes interest, taxes, portfolio brokerage commissions and, to the extent permitted, extraordinary expenses, and mortality and expense risk charges, and distribution expense risk and contract maintenance charges payable to the Company, and will continue until modified by the Variable Account’s Owners. This arrangement is set forth in the Variable Account’s Investment Advisory Agreement.

(5)	MFS has agreed in writing to reduce its management fee for High Yield Variable Account to 0.70% annually of the first $300 million of the Variable Account’s average daily net assets until at least August 31, 2008. This fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Operating Expenses” for the Variable Account would be 2.30%.

Example

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming operating expenses remain the same, except that total expenses are assumed to be the Variable Account’s “Net Expenses” for any periods during which any written fee reductions are in effect (see Expense Summary table, above):

	1 Year	3 Years	5 Years	10 Years
Money Market Variable Account	$75	$111	$149	$238
High Yield Variable Account	$78	$118	$162	$263
Capital Appreciation Variable Account	$77	$115	$156	$253
Government Securities Variable Account	$76	$111	$150	$240
Global Governments Variable Account	$81	$127	$177	$293
Total Return Variable Account	$77	$116	$158	$255

If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming operating expenses remain the same, except that total expenses are assumed to be the Variable Account’s “Net Expenses” for any periods during which any written fee reductions are in effect (see Expense Summary table, above):

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	1 Year	3 Years	5 Years	10 Years
Money Market Variable Account	$21	$66	$113	$238
High Yield Variable Account	$24	$73	$126	$263
Capital Appreciation Variable Account	$23	$70	$120	$253
Government Securities Variable Account	$22	$66	$114	$240
Global Governments Variable Account	$27	$82	$141	$293
Total Return Variable Account	$23	$71	$122	$255

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lower than those shown.

CONDENSED FINANCIAL INFORMATION

PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

The following information should be read in conjunction with the financial statements included in the Variable Accounts’ Annual Report to Contract Owners. These financial statements are incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm. “Compass 3—Level 2” refers to values after the seventh Contract Anniversary where 0.15% Distribution Expense Charge is no longer deducted from the Variable Account.

PER UNIT AND OTHER DATA

The financial highlights table is intended to help you understand the variable accounts financial performance for the past 5 years.

Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts’ independent registered public accounting firm, whose report, together with the variable accounts’ financial statements, are included in the Annual Report to Contract Owners.

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	Capital Appreciation Variable Account
	Compass 3
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$38.235	$36.524	$36.678	$33.539	$26.334

Investment income	$0.490	$0.355	$0.370	$0.458	$0.260
Expenses	(0.903)	(0.807)	(0.795)	(0.753)	(0.648)
Net investment income	$(0.413)	$(0.452)	$(0.425)	$(0.295)	$(0.388)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.036	2.163	0.271	3.434	7.593

Change in unit value	$3.623	$1.711	$(0.154)	$3.139	$7.205

Unit value:
Net asset value - end of period	$41.858	$38.235	$36.524	$36.678	$33.539

Total Return (%)(k)(s)	9.48	4.69	(0.42)	9.36 (b)	27.36 (j)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.25	2.25	2.26	2.24	2.22
Expenses after expense reductions (f)	2.24	N/A	N/A	N/A	N/A
Net investment loss	(1.04)	(1.30)	(1.20)	(0.87)	(1.31)
Portfolio turnover (%)	63	61	130	65	104
Number of units outstanding at end of period (000 Omitted)	73	128	237	413	621

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	Capital Appreciation Variable Account
	Compass 3 - Level 2
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$15.963	$15.226	$15.267	$13.940	$10.929

Investment income	$0.203	$0.152	$0.158	$0.205	$0.109
Expenses	(0.352)	(0.320)	(0.316)	(0.297)	(0.254)
Net investment income	$(0.149)	$(0.168)	$(0.158)	$(0.092)	$(0.145)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.687	0.905	0.117	1.419	3.156

Change in unit value	$1.538	$0.737	$(0.041)	$1.327	$3.011

Unit value:
Net asset value - end of period	$17.501	$15.963	$15.226	$15.267	$13.940

Total Return (%)(k)(s)	9.64	4.84	(0.27)	9.52 (b)	27.55 (j)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.10	2.10	2.11	2.09	2.07
Expenses after expense reductions (f)	2.09	N/A	N/A	N/A	N/A
Net investment loss	(0.88)	(1.13)	(1.05)	(0.65)	(1.17)
Portfolio turnover (%)	63	61	130	65	104
Number of units outstanding at end of period (000 Omitted)	3,671	4,378	5,248	5,798	6,086

(b)	The variable accounts’ net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.039, $0.026, and $0.010 per unit for Compass 2, Compass 3, and Compass 3—Level 2, respectively, based on units outstanding on the day the proceeds were recorded.
(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)

The variable accounts’ net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900, $0.594, and $0.247 per unit for Compass 2, Compass 3, and Compass 3—Level

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2, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, the Compass 2, Compass 3, and Compass 3—Level 2 total return per unit value for the year ended December 31, 2003 would have been lower by approximately 2.24%, 2.24%, and 2.25%, respectively.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

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	Government Securities Variable Account
	Compass 3
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$26.924	$26.295	$26.082	$25.501	$25.284

Investment income	$1.470	$1.352	$1.316	$1.244	$1.045
Expenses	(0.583)	(0.538)	(0.543)	(0.525)	(0.514)
Net investment income	$0.887	$0.814	$0.773	$0.719	$0.531
Net realized and unrealized gain (loss) on investments	(0.608)	(0.185)	(0.560)	(0.138)	(0.314)

Change in unit value	$1.495	$0.629	$0.213	$0.581	$0.217

Unit value:
Net asset value - end of period	$28.419	$26.924	$26.295	$26.082	$25.501

Total Return (%)(k)	5.55	2.40	0.82	2.28	0.86
Ratios (%) (to average net assets):
Expenses (f)	2.12	2.11	2.11	2.07	2.05
Net investment income	3.25	3.15	2.96	2.82	2.08
Portfolio turnover (%)	35	17	69	89	138
Number of units outstanding at end of period (000 Omitted)	28	40	69	100	147

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	Government Securities Variable Account
	Compass 3 - Level 2
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$15.814	$15.421	$15.274	$14.912	$14.763

Investment income	$0.848	$0.813	$0.781	$0.742	$0.597
Expenses	(0.318)	(0.300)	(0.299)	(0.289)	(0.282)

Net investment income	$0.530	$0.513	$0.482	$0.453	$0.315
Net realized and unrealized gain (loss) on investments	0.373	(0.120)	(0.335)	(0.091)	(0.166)

Change in unit value	$0.903	$0.393	$0.147	$0.362	$0.149

Unit value:
Net asset value - end of period	$16.717	$15.814	$15.421	$15.274	$14.912

Total Return (%)(k)	5.71	2.55	0.96	2.43	1.01
Ratios (%) (to average net assets):
Expenses (f)	1.97	1.96	1.96	1.92	1.90
Net investment income	3.29	3.30	3.12	2.99	2.10
Portfolio turnover (%)	35	17	69	89	138
Number of units outstanding at end of period (000 Omitted)	889	1,054	1,280	1,377	1,562

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

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	High Yield Variable Account
	Compass 3
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$29.459	$27.043	$26.943	$25.048	$20.986

Investment income	$2.445	$2.212	$2.118	$2.021	$1.964
Expenses	(0.681)	(0.635)	(0.620)	(0.576)	(0.514)
Net investment income	$1.764	$1.577	$1.498	$1.445	$1.450
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.667)	0.839	(1.398)	0.450	2.612

Change in unit value	$0.097	$2.416	$0.100	$1.895	$4.062

Unit value:
Net asset value - end of period	$29.556	$29.459	$27.043	$26.943	$25.048

Total Return (%)(k)(r)(s)	0.33	8.94	0.37	7.57	19.35
Ratios (%) (to average net assets):
Expenses before expense reductions(f)	2.35	2.42	2.38 (o)	2.31	2.30
Expenses after expense reductions (f)	2.30	2.32	2.35	N/A	N/A
Net investment income	5.93	5.71	5.64	5.75	6.41
Portfolio turnover (%)	66	88	53	81	164
Number of units outstanding at end of period (000 Omitted)	21	34	47	67	115

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	High Yield Variable Account
	Compass 3- Level 2
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$15.814	$14.495	$14.421	$13.386	$11.199

Investment income	$1.310	$1.202	$1.142	$1.019	$1.161
Expenses	(0.344)	(0.323)	(0.312)	(0.275)	(0.286)
Net investment income	$0.966	$0.879	$0.830	$0.744	$0.875
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.890)	0.440	(0.756)	0.291	1.312

Change in unit value	$0.076	$1.319	$0.074	$1.035	$2.187

Unit value:
Net asset value - end of period	$15.890	$15.814	$14.495	$14.421	$13.386

Total Return (%)(k)(r)(s)	0.48	9.10	0.52	7.73	19.53
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.20	2.27	2.23 (o)	2.16	2.15
Expenses after expense reductions (f)	2.15	2.17	2.20	N/A	N/A
Net investment income	5.98	5.86	5.81	5.77	6.57
Portfolio turnover(%)	66	88	53	81	164
Number of units outstanding at end of period (000 Omitted)	579	774	937	971	2,631

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(o)	Due to a revision, the ratios of expenses before expense reductions for the year ended December 31, 2005 not previously reported, were 2.28%, 2.38% and 2.23% for Compass 2, Compass 3, and Compass 3- Level 2, respectively. There was no impact to net assets or the expenses charged to the shareholder.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

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	Money Market Variable Account
	Compass 3
	Years Ended December 31,
	2007		2006	2005		2004	2003
Per unit data:(d)
Net asset value - beginning of period	$17.152		$16.638	$16.443		$16.553	$16.680

Investment income	$0.902		$0.852	$0.539		$0.229	$0.198
Expenses	(0.356)		(0.338)	(0.344)		(0.339)	(0.325)
Net investment income (loss)	$0.546		$0.514	$0.195		$(0.110)	$(0.127)
Net realized and unrealized gain (loss) on investments	0.006	(g)	—	(0.000	)(w)	—	—

Change in unit value	$0.552		$0.514	$0.195		$(0.110)	$(0.127)

Unit value:
Net asset value - end of period	$17.704		$17.152	$16.638		$16.443	$16.553

Total Return (%)(k)	3.22		3.09	1.19		(0.67)	(0.76)
Ratios (%) (to average net assets):
Expenses (f)	2.10		2.05	2.09		2.06	1.97
Net investment income (loss)	3.20		3.00	1.42		(0.71)	(0.74)
Number of units outstanding at end of period (000 Omitted)	64		131	218		97	155

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	Money Market Variable Account
	Compass 3 - Level 2
	Years Ended December 31,
	2007		2006	2005		2004	2003
Per unit data:(d)
Net asset value - beginning of period	$12.895		$12.491	$12.326		$12.390	$12.466

Investment income	$0.695		$0.644	$0.405		$0.181	$0.131
Expenses	(0.257)		(0.240)	(0.240)		(0.245)	(0.207)
Net investment income (loss)	$0.438		$0.404	$0.165		$(0.064)	$(0.076)
Net realized and unrealized gain (loss) on investments	(0.003	)(g)	—	(0.000	)(w)	—	—

Change in unit value	$0.435		$0.404	$0.165		$(0.064)	$(0.076)

Unit value:
Net asset value - end of period	$13.330		$12.895	$12.491		$12.326	$12.390

Total Return (%)(k)	3.38		3.24	1.34		(0.52)	(0.61)
Ratios (%) (to average net assets):
Expenses (f)	1.95		1.90	1.94		1.91	1.82
Net investment income (loss)	3.32		3.18	1.39		(0.48)	(0.61)
Number of units outstanding at end of period (000 Omitted)	1,871		1,969	2,384		2,259	896

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of variable account units and the per unit amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(w)	Per unit amount was less than $0.01.

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	Total Return Variable Account
	Compass 3
	Years Ended December 31,
	2007	2006	2005	2004		2003
Per unit data:(d)
Net asset value - beginning of period	$49.947	$45.236	$44.592	$40.597		$35.160

Investment income	$1.770	$1.645	$1.450	$1.375		$1.200
Expenses	(1.165)	(1.051)	(1.019)	(0.929)		(0.823)
Net investment income	$0.605	$0.594	$0.431	$0.446		$0.377
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.617	4.117	0.213	3.549		5.060

Change in unit value	$1.222	$4.711	$0.644	$3.995		$5.437

Unit value:
Net asset value - end of period	$51.169	$49.947	$45.236	$44.592		$40.597

Total Return (%)(k)(r)(s)	2.45	10.42	1.45	9.84	(b)	15.46
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.27	2.29	2.27	2.26		2.25
Expenses after expense reductions (f)	2.26	N/A	N/A	N/A		N/A
Net investment income	1.18	1.28	0.97	1.07		1.01
Portfolio turnover (%)	54	45	49	64		62
Number of units outstanding at end of period (000 Omitted)	107	142	217	315		453

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	Total Return Variable Account
	Compass 3 - Level 2
	Years Ended December 31,
	2007	2006	2005	2004		2003
Per unit data:(d)
Net asset value - beginning of period	$24.220	$21.903	$21.559	$19.599		$16.949

Investment income	$0.849	$0.812	$0.710	$0.676		$0.575
Expenses	(0.527)	(0.484)	(0.457)	(0.425)		(0.376)
Net investment income	$0.322	$0.328	$0.253	$0.251		$0.199
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.308	1.989	0.091	1.709		2.451

Change in unit value	$0.630	$2.317	$0.344	$1.960		$2.650

Unit value:
Net asset value - end of period	$24.850	$24.220	$21.903	$21.559		$19.599

Total Return (%)(k)(r)(s)	2.60	10.58	1.60	10.00	(b)	15.64
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.12	2.14	2.12	2.11		2.10
Expenses after expense reductions (f)	2.11	N/A	N/A	N/A		N/A
Net investment income	1.28	1.44	1.17	1.24		1.11
Portfolio turnover (%)	54	45	49	64		62
Number of units outstanding at end of period (000 Omitted)	4,116	4,695	5,462	5,646		5,946

(b)	The variable account’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per unit based on the units outstanding on the day the proceeds were recorded.
(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

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	Global Governments Variable Account
	Compass 3
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$25.017	$24.209	$26.561	$24.578	$21.638

Investment income	$1.044	$1.025	$0.949	$0.883	$0.869
Expenses	(0.678)	(0.659)	(0.688)	(0.662)	(0.600)

Net investment income	$0.366	$0.366	$0.261	$0.221	$0.269
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.431	0.442	(2.613)	1.762	2.671

Change in unit value	$1.797	$0.808	$(2.352)	$1.983	$2.940

Unit value:
Net asset value - end of period	$26.814	$25.017	$24.209	$26.561	$24.578

Total Return (%)(k)(r)	7.18	3.34	(8.85)	8.07	13.59
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	3.50	3.54	3.10	2.82	2.62
Expenses after expense reductions (f)	2.65	2.65	2.65	2.65	N/A
Net investment income	1.44	1.41	0.97	0.85	1.15
Portfolio turnover (%)	141	118	144	128	130
Number of units outstanding at end of period (000 Omitted)	15	18	26	28	41

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	Global Governments Variable Account
	Compass 3 - Level 2
	Years Ended December 31,
	2007	2006	2005	2004	2003
Per unit data:(d)
Net asset value - beginning of period	$14.718	$14.221	$15.580	$14.396	$12.655

Investment income	$0.608	$0.574	$0.526	$0.497	$0.494
Expenses	(0.377)	(0.361)	(0.371)	(0.361)	(0.331)

Net investment income	$0.231	$0.213	$0.155	$0.136	$0.163
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.849	0.284	(1.514)	1.048	1.578

Change in unit value	$1.080	$0.497	$(1.359)	$1.184	$1.741

Unit value:
Net asset value - end of period	$15.798	$14.718	$14.221	$15.580	$14.396

Total Return (%)(k)(r)	7.34	3.49	(8.72)	8.23	13.76
Ratios (%) (to average net assets):
Expenses before expense reductions(f)	3.35	3.39	2.95	2.67	2.47
Expenses after expense reductions(f)	2.50	2.50	2.50	2.50	N/A
Net investment income	1.53	1.47	1.04	0.94	1.21
Portfolio turnover(%)	141	118	144	128	130
Number of units outstanding at end of period (000 Omitted)	332	403	468	500	559

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.

FINANCIAL STATEMENTS

Financial Statements of the Company are included in the SAI.

A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

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We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

The Variable Accounts

MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, and TRVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts. These contracts may have different charges that could affect the value of the Variable Accounts and may offer different benefits more suitable for your needs. For more information about these contracts, please contact us at the phone number or address on the back cover page.

MMVA, CAVA, GSVA, HYVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). GGVA is registered as an open-end, non-diversified management investment company. Variable accounts with different fees or charges could be substituted for the Variable Accounts in the future.

Investment Objectives and Policies

The following is a description of the Variable Accounts’ investment objectives and strategies. Each Variable Account’s investment objective may be changed without approval of Owners of or Payees under the Contracts. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts’ investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see “Voting Rights”).

Investment strategies which are common to all the Variable Accounts are described under the caption “Certain Investment Policies and Risk” below.

Money Market Variable Account

Investment Objective

The Variable Account’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the Variable Account’s investment adviser) normally invests the Variable Account’s assets in money market instruments and repurchase agreements.

MFS may invest the Variable Account’s assets in U.S. dollar-denominated foreign money market instruments.

In buying and selling investments for each Variable Account, MFS complies with industry-standard regulatory requirements for money market funds regarding credit quality, diversification, and maturity. MFS stresses liquidity, and income. MFS does not seek to maintain a single unit value of $1.00 per unit.

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Principal Investment Types

Money Market Instruments: Money market instruments are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments include bank certificates of deposit and other bank obligations, notes, commercial paper, asset-backed securities, U.S. and foreign government securities, and municipal instruments.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Repurchase Agreements: Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate and Credit Risk: A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support could cause MMVA’s unit value to fluctuate.

Municipal Market Risk: The price of municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, and the financial developments of municipal issuers. Loss of the state income tax advantage of municipal instruments issued by a state through an adverse court ruling could have a significant negative impact on the value of such municipal instruments and the overall municipal market. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Foreign Exposure Risk: Exposure to foreign markets through issuers or entities providing credit support can involve increased risks. Political, social, and economic instability, the imposition of capital controls, or the expropriation or nationalization of assets in a particular country can affect the value of an investment.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

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High Yield Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

MFS may invest up to 100% of the Variable Account’s assets in lower quality debt instruments.

MFS may invest the Variable Account’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Variable Account, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

Principal Investment Types

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds” are debt instruments of less than investment grade quality.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Floating Rate Loans: Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

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Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating, commodity, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

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Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Capital Appreciation Variable Account

Investment Objective

The Variable Account’s investment objective is to seek capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests the Variable Account’s assets primarily in equity securities.

MFS focuses on investing the Variable Account’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the Variable Account’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the Variable Account’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Variable Account, or as alternatives to direct investments.

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MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating, commodity, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

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Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Government Securities Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in U. S. Government securities.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

MFS may invest the Variable Account’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Variable Account, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality,

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collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

Principal Investment Types

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating, commodity, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

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Inflation-adjusted debt instruments tend to react to changes in “real” interest rates. “Real” interest rates represent nominal interest rates reduced by the inflation rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Prepayment Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

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Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Global Governments Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in U.S. and foreign government securities.

MFS normally invests the Variable Account’s assets primarily in debt instruments of the U.S. Government and of foreign governments in developed countries.

MFS may invest more than 25% of the Variable Account’s assets in one country or a limited number of countries.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

The Variable Account is a non-diversified investment management company. This means that MFS may invest a relatively high percentage of the Variable Account’s assets in a single issuer or a small number of issuers.

MFS may invest the Variable Account’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Variable Account, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

Principal Investment Types

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

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Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating, commodity, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic

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adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Geographic Concentration Risk: Because MFS may invest a relatively large percentage of the Variable Account’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Variable Account’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Non-Diversification Risk: Because MFS may invest a relatively large percentage of the Variable Account’s assets in a single issuer or small number of issuers, the Variable Account’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Prepayment Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

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Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Total Return Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS invests the Variable Account’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the Variable Account’s net assets in equity securities and at least 25% of the Variable Account’s total assets in fixed-income senior securities.

MFS focuses on investing the Variable Account's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the Variable Account’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS generally invests substantially all of the Variable Account’s investments in debt instruments in investment grade debt instruments.

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MFS may invest the Variable Account’s assets in foreign securities.

MFS may invest the Variable Account’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Variable Account, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

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Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating, commodity, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The

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value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Prepayment Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Municipal Market Risk: The price of municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, and the financial developments of municipal issuers. Loss of the state income tax advantage of municipal instruments issued by a state through an adverse court ruling could have a significant negative impact on the value of such municipal instruments and the overall municipal market. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount

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exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

CERTAIN INVESTMENT POLICIES AND RISKS

Turnover

MFS may engage in active and frequent trading in pursuing the Variable Account’s, except for Money Market Variable Account’s, principal investment strategies. Frequent trading increases transaction costs, which may reduce a Variable Account’s return.

Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS may depart from the Variable Account’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

The Fixed Account

Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. See Appendix A to the SAI for a more detailed description of the Fixed Account.

MANAGEMENT OF THE VARIABLE ACCOUNTS

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each Variable Account. Subject to the supervision of the Boards of Managers of the Variable Accounts, MFS is responsible for managing each Variable Account’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each Variable Account and MFS.

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MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company.

For a description of expenses paid by each Variable Account see “Management of the Variable Accounts” in the SAI.

A discussion regarding the basis for the Board of Managers’ approval of the Investment Advisory Agreement between the Variable Accounts and MFS is available in the Variable Accounts’ most recent annual report that ends December 31.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of Variable Account portfolio holdings. A description of this policy is provided in the SAI. In addition, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full securities holdings as of each month’s end	24 days after month end

Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the Variable Account is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is available in the Variable Account’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the Variable Account unless otherwise specified.

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Fund	Portfolio Manager	Primary Role	Since	Title and Five Year History
High Yield Variable Account	John F. Addeo	Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1998

High Yield Variable Account	David P. Cole	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004.

Capital Appreciation Variable Account	Jeffrey C. Constantino	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2000.

Capital Appreciation Variable Account	Stephen K. Pesek	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1994.

Capital Appreciation Variable Account	Maureen H. Pettirossi	Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Government Securities Variable Account	Team Managed: Geoffrey L. Schechter Supported by Fixed Income Strategy Group	Portfolio Manager	2003 2006	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Global Governments Variable Account	Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1988

Global Governments Variable Account	Erik S. Weisman	International Government Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 2002.

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Total Return Variable Account	Nevin P. Chitkara	Large-Cap Value Equities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Total Return Variable Account	William P. Douglas	Mortgage Backed Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 2004; Vice President and Senior Mortgage Analyst at Wellington Management Co. LLP from 1994 to 2004.

Total Return Variable Account	Steven R. Gorham	Large-Cap Value Equities Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1992.

Total Return Variable Account	Richard O. Hawkins	Debt Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 1988.

Total Return Variable Account	Gregory W. Locraft, Jr.	Mid-Cap Value Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1998.

Total Return Variable Account	Michael W. Roberge	Debt Securities Portfolio Manager	2002	Executive Vice President and Chief Investment Officer of MFS; employed in the investment area of MFS since 1996.

Total Return Variable Account	Brooks A. Taylor	Lead/Large-Cap Value Equities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1996.

Administrator

MFS provides the Variable Account with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Variable Account and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

Purchase Payments

You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the “Accumulation Period”). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase

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Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

An applicant’s completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or accumulation units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment. The value of an Accumulation Unit will be determined by investment performance, expenses and deductions of certain charges.

We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

(a) is the value of the Variable Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;

(b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

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(c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

(d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge, the distribution expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account’s assets is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, the value of each Variable Account’s assets may be calculated earlier as permitted by the SEC. On days when the Exchange is closed (such as week-ends and holidays), the value of each Variable Account’s assets is not calculated, and each Variable Account does not transact purchase and redemption orders. To the extent a Variable Account’s assets are traded in other markets on days when the value of a Variable Account’s assets are not calculated, the value of the Variable Account’s assets may change when the Variable Accounts do not transact purchase and redemption orders.

To determine the value of each Variable Account’s assets except for the Money Market Variable Account, the Variable Account’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost. To determine the value of the Money Market Variable Account’s assets, the Variable Account’s investments are generally valued at amortized cost.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of each Variable Account’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers.

Under each Variable Account’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the value of each Variable Account’s assets, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the value of each Variable Account’s assets may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, a Variable Account’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the value of a Variable Account’s assets can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the value of a Variable Account’s assets may differ from quoted or published prices for the same investments.

Transfers

During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

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2. you may not make more than 12 transfers in any Contract Year;

3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account; and

4. we impose additional restrictions on market timers, which are further described under “Short-Term Trading” below.

We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Account’s investment adviser cannot effectively invest in accordance with the Account’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under “Transfers,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers (of no more than $15 per transfer).

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner’s value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the other Contract Owners, in the following instances:

•	when a new broker of record is designated for the Contract;

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•	when the Contract Owner changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

•	when necessary in our view to avoid hardship to a Contract Owner;

•	when Variable Accounts are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Variable Account’s investment adviser cannot effectively invest in accordance with the Variable Account’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Short-Term Trading Risks. To the extent that the Variable Accounts or their agents are unable to curtail excessive trading practices in a Variable Account, these practices may interfere with the efficient management of the Variable Account's portfolio, may result in increased transaction and administrative costs, and may adversely impact the Variable Account’s performance.

In addition, to the extent that a Variable Account invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Variable Account’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the Variable Account determines its net asset value. The Variable Account’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Variable Account’s fair valuation policies and procedures will prevent dilution of the Variable Account’s net asset value by short-term traders.

To the extent that a Variable Account invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the Variable Account’s investments. Such short-term trading strategies may interfere with efficient management of the Variable Account’s portfolio to a greater degree than Variable Accounts that invest in more frequently traded or liquid securities, in part because the Variable Account may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Variable Account shares held by other shareholders.

CASH WITHDRAWALS

At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see “Withdrawal Charges” below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See “Federal Tax Status.” In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

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If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request less any applicable withdrawal charge and reduce the value of your Accumulation Account by deducting the amount requested. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

•	when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

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when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists as defined by the SEC; or

•	when an SEC order permits us to defer payment for the protection of security holders.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (“Pre-1989 Account Value”) may be made only when you attain age 59 1/2, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (“Restricted Account Value”).

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see “Federal Tax Status”). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see “Federal Tax Status.”

Texas Optional Retirement Program

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant’s retirement account. If a participant does not commence the second year of participation in the plan as a “faculty member” as defined in Title 110B of the State of Texas Statutes, we will return the State’s contribution. If a participant does begin a second year of participation, the employer’s first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer’s subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant’s

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death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under “Annuity Provisions” in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Other Contractual Provisions—Death of Owner”).

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under “Cash Withdrawals.” If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see “Annuity Commencement Date”).

Amount of Death Benefit

The death benefit is equal to the greatest of:

1.	the value of your Accumulation Account;

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2.	the total Purchase Payments made under the Contract reduced by all withdrawals; and

3.	unless prohibited by applicable state law, the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the death of the Annuitant adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after such Seven Year Anniversary.

To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

CONTRACT CHARGES

We will assess contract charges under the Contracts as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer’s retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge and Distribution Expense Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

For assuming these risks, we make a deduction from the Variable Accounts at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable

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Accounts attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

Investment Management Fees

The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS.

For the fiscal year ended December 31, 2007, each Variable Account paid MFS an effective management fee equal to the percentage of the Variable Account’s average daily net assets as set forth below. The management fee set forth in each Variable Account’s Investment Advisory Agreement is the percentage of the Variable Accounts’ average daily net assets as set forth below.

Fund	Effective Management Fee	Management Fee As Set Forth in the Investment Advisory Agreement
Money Market Variable Account	0.50%	0.50%

High Yield Variable Account	0.70%	0.75% of first $300 million; 0.675% in excess of $300 million

Capital Appreciation Variable Account	0.75%	0.75% of first $300 million; 0.675% in excess of $300 million

Government Securities Variable Account	0.55%	0.55% of first $300 million; 0.495% in excess of $300 million

Total Return Variable Account	0.75%	0.75% of first $300 million; 0.675% in excess of $300 million

Global Governments Variable Account	0.75%	0.75% of first $300 million; 0.675% in excess of $300 million

MFS agreed in writing to reduce its management fee for the following Variable Accounts to the percentage annually of the Variable Account’s average daily net assets as set forth below:

Fund	Management Fee Reduced to	Effective Date
Money Market Variable Account**	0.45% in excess of $500 million	September 1, 2004

High Yield Variable Account*	0.70% of first $300 million	September 1, 2006

*	This written agreement will remain in effect until at least August 31, 2008.
**	This written agreement will remain in effect until modified by the Variable Account’s Board of Managers.

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In addition, MFS has agreed in writing to bear each of the following Variable Accounts’ expenses such that “Total Annual Operating Expenses” do not exceed the following percentages annually of the average daily net assets of the Variable Account as set forth below:

Fund	Percentage	Effective Until
Capital Appreciation Variable Account	0.82%	8/31/2008
High Yield Variable Account	0.90%	8/31/2008
Total Return Variable Account	0.85%	8/31/2008

These written agreements exclude interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and mortality and expense risk charges, distribution expense risk and contract maintenance charges payable to the Company, and will continue until at least the effective date referenced above.

MFS has also agreed in writing to assume and bear each of the Variable Accounts’ “Total Annual Expenses” which exceed 1.25% annually of the Variable Account’s average daily net assets. These expense limitations exclude interest, taxes, portfolio brokerage commissions, and to the extent permitted, extraordinary expenses, and mortality and expense risk charges, and distribution expense risk and contract maintenance charges payable to the Company, and will continue until modified by the Variable Account’s Owners. These arrangements are set forth in the Variable Accounts’ Investment Advisory Agreement.

For further description of expenses paid by each Variable Account see “Management of the Variable Accounts” in the SAI.

A discussion regarding the basis for the Board of Managers’ approval of the Investment Advisory Agreement between the Variable Accounts and MFS is available in the Variable Accounts’ most recent annual report that ends December 31.

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

(1) Old Payments, New Payments and accumulated value: In a given Contract Year, “New Payments” are Payments you have made in that Contract Year or in the six previous Contract Years; “Old Payments” are all Purchase Payments made before the previous six Contract years; and the remainder of your Accumulation Account value—that is, the value of your Accumulation Account minus the total of Old and New Payments—is called the “accumulated value.”

(2) Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

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(3) Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

(4) Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

Number of Contract Years	Withdrawal Charge Percentage
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Aggregate withdrawal charges (including the distribution expense risk charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant’s 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70  1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70  1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under “Death Benefit.” Please refer to the terms of your plan for additional restrictions.

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see “Contract Maintenance Charge”). No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under Annuity Option B, D, or E if elected.

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(Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect (See “Annuity Payment Rates”); the discount rate for a Fixed Annuity will be based on the interest rate used to determine the amount of each payment.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under “Death Benefit.”

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity. Under Option A and Option C it is possible that a contract owner will only receive one payment.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

*Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

*Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

* The election of this Annuity Option may result in the imposition of a penalty tax.

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Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Exchange of Variable Annuity Units

After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

Annuity Payment Rates

The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

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Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the “designated beneficiary” as defined below, with annuity payments beginning within one year after the date of your death. The person named as “successor Owner” shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting Rights

Owners of and Payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable Accounts’ fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require. Except when a larger quorum is required by any provision of law, there shall be present at all meetings of Owners, either in person or by proxy, Owners entitled to cast votes representing a majority of the voting power of the Variable Account entitled to be voted at the meeting in order to constitute a quorum for the transaction of business.

Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are Variable Accounted by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

Change in Operation of Variable Accounts

At the Company’s election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under

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the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations,” below.

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

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Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments. may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59  1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the “investment in the contract” is not affected by the owner’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner’s spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59  1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract, used in connection with a qualified pension or profit-sharing plan, from a tax-sheltered annuity, or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other Variable Accounts equal to the tax withholding to complete the rollover. Roll overs of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

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•	Any required minimum distribution, or

•	Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control. The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Variable Account available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account. As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

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Qualified Retirement Plans. You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59  1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Accounts. Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

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Roth IRAs. Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If we make Contracts available for use with Roth IRAs, we will provide any necessary information.

Puerto Rico Tax Considerations

Some Puerto Rico Income Tax Considerations Applicable to Contracts Issued in Puerto Rico. The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading “Federal Tax Status” dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

Some U.S. Income Tax Considerations Applicable to Distributions and Withdrawals Under such Contracts to Residents of Puerto Rico. As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

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The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 5.00% of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company’s promotional efforts.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

LEGAL PROCEEDINGS

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

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The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. One lawsuit alleging improper brokerage allocation practices and excessive compensation is pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004). The plaintiffs in this lawsuit are generally seeking compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

OWNER INQUIRIES

All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481

May 1, 2008

COMPASS 2 and COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

General Information	2
The Variable Accounts’ Investment Objectives, Policies and Restrictions	3
Management of the Variable Accounts	5
Annuity Provisions	17
Other Contractual Provisions	18
Administration of the Contracts	19
Distribution of the Contracts	19
Disclosure of Portfolio Holdings	20
Independent Registered Public Accounting Firm and Financial Statements	23
Appendix A — The Fixed Account	A-1
Appendix B — Examples of Certain Calculations	B-1
Appendix C — Withdrawals and Withdrawal Charges	C-1
Appendix D — Transactions in Securities of Regular Broker-Dealers and their Affiliates and for Research Services	D-1
Appendix E — Investment Techniques, Practices and Risks	E-1
Appendix F — Description of Bond Ratings	F-1
Appendix G — Proxy Voting Policies and Procedures	G-1
Appendix H — Recipients of Non-Public Disclosure Regarding Portfolio Holdings on an Ongoing Basis	H-1

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May 1, 2008

COMPASS 2 and COMPASS 3

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2008 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 2—Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account.

Name
Address
City	State	Zip
Telephone

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May 1, 2008

COMPASS 2 and COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the “Contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account (the “Variable Accounts”). This SAI should be read in conjunction with the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2008 (the “Prospectuses”), copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this SAI have the same meanings as those used in the Prospectuses.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

GENERAL INFORMATION

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

The Variable Accounts

Money Market Variable Account (“MMVA”), High Yield Variable Account (“HYVA”), Capital Appreciation Variable Account (“CAVA”), Government Securities Variable Account (“GSVA”), Total Return Variable Account (“TRVA”) and Global Governments Variable Account (“GGVA”) are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fixed Account

If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see “Fixed Account” in Appendix A).

THE VARIABLE ACCOUNTS’ INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D of this SAI.

Investment Restrictions

Each Variable Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts (“Fundamental Investment Restrictions”).

A Variable Account may not:

(1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

(4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

(6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

Each Variable Account has the following additional non-fundamental policy which may be changed without shareholder approval. Each Variable Account will not:

(1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account’s Board of Managers (or its delegee), will not be subject to this 15% limitation.

Except with respect to Fundamental Investment Restriction (1), and each Variable Account’s non-fundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of non-fundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of owners or payees under the Contracts.

For purposes of investment restriction no. 3, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

MANAGEMENT OF THE VARIABLE ACCOUNTS

Boards of Managers

Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers have been elected by Owners and other persons entitled to vote (See “Voting Rights” in the Prospectus). Members of the Boards of Managers and officers of all six Variable Accounts are the same. The business address of each Board Member is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116. The identification and background of the Board Members and the officers of the Variable Accounts are listed below:

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)
INTERESTED MANAGER

David D. Horn(3) (born 06/07/41)	Manager	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)
INDEPENDENT MANAGERS

J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Manager	May 2001	Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation ( biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Manager	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Manager	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Manager	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Manager	May 2001	Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)
MANAGER EMERITUS

Samuel Adams (born 10/19/25)	Manager Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS

Robert J. Manning(4) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Maria F. Dwyer(4) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); President, MFS Variable Insurance Trust II (November 2005 – March 2008)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of a MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

All of the Members of the Boards of Managers of the Variable Accounts are also Trustees of the MFS Variable Insurance Trust II. The executive officers of the Variable Accounts hold similar positions for the MFS Variable Insurance Trust II and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 34 Accounts/funds.

The Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Each Variable Account pays the Board Members an annual fee plus a fee for each meeting attended. In addition, the Members are reimbursed for their out-of-pocket expenses.

Manager Compensation Table

		Manager Fees(1)
Manager	Capital Appreciation Variable Account	Global Governments Variable Account	Government Securities Variable Account	High Yield Variable Account
Interested Manager
David D. Horn	$2,193	$92	$789	$595
Independent Manager
J. Kermit Birchfield	$2,975	$124	$1,070	$807
Robert C. Bishop	$2,324	$97	$836	$630
Frederick H. Dulles	$2,324	$97	$836	$630
Marcia A. Kean	$2,324	$97	$836	$630
Ronald G. Steinhart	$2,324	$97	$836	$630
Haviland Wright	$2,324	$97	$836	$630
Manager Emeritus
Samuel Adams	$1,162	$49	$418	$315

Manager	Money Market Variable Account	Total Return Variable Account	Total Manager Fees from the Variable Accounts and Fund Complex(2)
Interested Manager
David D. Horn	$476	$1,829	$101,000
Independent Manager
J. Kermit Birchfield	$646	$2,480	$137,000
Robert C. Bishop	$505	$1,937	$107,000
Frederick H. Dulles	$505	$1,937	$107,000
Marcia A. Kean	$505	$1,937	$107,000
Ronald G. Steinhart	$505	$1,937	$107,000
Haviland Wright	$505	$1,937	$107,000
Manager Emeritus
Samuel Adams	$252	$969	$53,500

(1)	Information provided for the year ended December 31, 2007.

(2)	Information provided is for calendar year 2007. Each Manager receiving compensation served as Manager or Trustee of 34 funds and registered accounts within the MFS Fund complex (having aggregate net assets at December 31, 2007, of approximately $9.7 billion).

The Board of Managers has established the following committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Managers[1]
AUDIT COMMITTEE	6	Provides oversight with respect to the accounting and auditing procedures of the Variable Accounts and, among other things, selection of the independent registered public accounting firm for the Variable Accounts and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Variable Accounts and any audit or non-audit services such accountants provide to other MFS funds, MFS and/or certain affiliates; pre-approves audit and permissible non-audit services of independent registered public accounting firm.	Birchfield*, Bishop*, Steinhart*, and Wright*

COMPLIANCE AND GOVERNANCE COMMITTEE	6	Responsible for oversight of the development and implementation of the Funds’ compliance policies, procedures and practices under the 1940 Act and other applicable Laws as well as oversight of compliance policies of the Funds’ investment adviser and certain other service providers as they relate to Fund activities. The Funds’ Independent Chief Compliance Officer reports directly to the Committee and assists the Committee in carrying out its responsibilities. The Committee also recommends qualified candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Managers. Administers and approves all elements of Compensation for the Managers who are not ‘‘interested persons’’ of the Variable Accounts Trust as defined in the 1940 Act or affiliated with the Variable Accounts’ investment adviser. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Manager candidates for consideration by the Committee may do so by writing the Variable Accounts’ Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.	Birchfield*, Dulles*, and Kean*

CONTRACT REVIEW COMMITTEE**	0	Requests, reviews and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory, administrative services and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 or any other agreement between a Variable Account and its adviser and its affiliates that the Variable Account proposes to renew or continue, and to make its recommendations to the full Board of Managers on these matters.	All non-interested Managers (Birchfield, Bishop, Dulles, Kean, Steinhart, and Wright)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Managers[1]
OPERATIONS	6	Reviews MFS’ process and procedures, internal controls, and compliance monitoring relating to portfolio trading, best execution and brokerage costs and trade allocations. Reviews procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS’ internal valuation committee and/or the full Board in resolving particular valuation matters. Reviews on an ongoing basis the Variable Accounts’ proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.	Horn, Birchfield*, Bishop*, Dulles*, Kean*, Steinhart,* and Wright*

(1)	The Managers’ identification and background are set forth above.

*	Non-interested or independent Manager.

**	Contract Review Committee dissolved February 28, 2008.

No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

Each Variable Account, its Adviser, and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the “1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

The codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes are available on the EDGAR Database on the Commission’s internet website at http://www.sec.gov, and copies of the codes may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each Variable Account except the Money Market Variable Account, including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is set forth in Appendix F.

Investment Adviser

Massachusetts Financial Services Company (“MFS” or the “Adviser”) is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS Variable Insurance Trust II and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

MFS votes proxies on behalf of the Accounts pursuant to the proxy voting policies described in Appendix E to this SAI. Information regarding how each Variable Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting www.mfs.com and clicking on Proxy Voting or by visiting the SEC’s Web site at http://www.sec.gov.

Investment Management Agreements

MFS manages each Variable Account pursuant to an Investment Management Agreement (“Agreement”). Each Agreement provides that MFS shall act as the Variable Account’s investment adviser and manage its investments.

MFS is paid an investment management fee for each Variable Account as set out in its Investment Advisory Agreement, as follows:

Variable Account	Investment Management Fee as a % of Average Daily Net Assets (“ADNA”)

GSVA	0.55% of first $300 million of ADNA and 0.495% of ADNA in excess of $300 million

MMVA*	0.50% of ADNA

CAVA

GGVA	0.75% of first $300 million of ADNA and 0.675% of ADNA in excess of $300 million

HYVA*

TRVA

*	MFS has agreed in writing to reduce its management fee for MMVA to 0.45% of ADNA in excess of $500 million. This written agreement will continue until modified by the Variable Account’s Board of Managers. In addition, MFS has agreed in writing to waive its management fee for HYVA to 0.70% on the first $300 million of ADNA until at least August 31, 2008.

Each Variable Account pays its respective fees and expenses of the Board of Managers, independent registered public accounting firm, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding interest, taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges, any distribution expense risk charges, and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year.

In addition, MFS has agreed in writing to bear each of the following Variable Accounts’ expenses such that “Total Annual Operating Expenses“ do not exceed the following percentages:

Fund	Percentage	Effective Until

Capital Appreciation Variable Account	0.82%	8/31/2008
High Yield Variable Account	0.90%	8/31/2008
Total Return Variable Account	0.85%	8/31/2008

These written agreements exclude interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and mortality and expense risk charges, distribution expense risk and contract maintenance charges payable to the Company, and will continue until at least the effective date referenced above.

In 2005, MFS reimbursed GGVA 0.45% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation. In 2006, MFS reimbursed GGVA 0.89% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation, and reimbursed HYVA 0.03% of ADNA for the applicable operating expenses that exceeded the 0.90% ADNA expense limitation. In 2007, MFS reimbursed GGVA 0.85% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation. The investment management fees paid by the Variable Accounts during 2005, 2006, and 2007 respectively, were as follows:

Variable Account	Management Fees Paid for fiscal year ended 2005	% ADNA	Management Fees Paid for fiscal year ended 2006	% ADNA	Management Fees Paid for fiscal year ended 2007	% ADNA
CAVA	$2,076,141	0.75%	$1,748,442	0.75%	$1,555,241	0.75%
GGVA	84,938	0.75	$71,096	0.75	65,295	0.75
GSVA	544,556	0.55	$465,953	0.55	402,225	0.55
HYVA	491,157	0.73	$416,084	0.68	414,431	0.70
MMVA	286,612	0.50	$261,170	0.50	234,314	0.50
TRVA	1,496,128	0.75	$1,381,331	0.75	1,310,016	0.75

Portfolio Manager(s)

Information regarding the portfolio manager(s) for each Variable Account except the Money Market Variable Account, including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is set forth in Appendix F to this SAI.

Administrator

MFS provides the Variable Account with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Variable Account and MFS. Under the Agreement, the Variable Account pays an annual fee to MFS for these services.

As of January 1, 2008, the annual fee payable by each Variable Account is $10,000 plus an amount equal to the following percentage of the Variable Account’s average daily net assets:

On the first $35,000,000 in assets	0.0000%
Over $35,000,000 in assets	0.0241%

These fees are subject to maximum fees.

For the years ended December 31, 2005, 2006, and 2007, MFS received fees under this Agreement as follows:

	2005	2006	2007
CAVA	$48,648	$56,947	$54,612
GGVA	1,998	6,496	10,001
GSVA	17,420	20,650	18,747
HYVA	11,910	14,778	14,004
MMVA	10,274	12,677	12,103
TRVA	35,216	45,310	45,922

Custodian

State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of each Variable Account (the “Custodian”). The Custodian is responsible for safekeeping and controlling each Variable Account’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Variable Account’s investments, serving as each Variable Account’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for each Variable Account, and calculating the daily net asset value of shares of each Variable Account. Each Variable Account may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each Variable Account has an expense offset arrangement that reduces each Variable Account’s custodian fees based upon the amount of cash maintained by each Variable Account with its custodian.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Variable Accounts are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Variable Account portfolio transactions, the Adviser seeks to achieve for the Variable Accounts the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions, including the quality of the broker/dealer’s research.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Variable Accounts.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Variable Accounts to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Variable Accounts in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Variable Accounts and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser received from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers (or affiliates of such broker/dealers) may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Variable Accounts (“Executing Brokers”), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (collectively, together with Executing Brokers, “Effecting Brokers”). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Variable Accounts for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Variable Accounts pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Variable Accounts’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by each of the Variable Accounts to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Variable Accounts’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Variable Accounts might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Variable Accounts and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Variable Accounts effect securities transactions may be used by the Adviser in connection with the Variable Accounts. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff (“Research Firms”), together with a suggested non-binding amount of brokerage commissions (“non-binding target”) to be allocated to each Research Firm, subject to certain requirements. These Research Firms may include Executing Brokers and Effecting Brokers. In instances when the Adviser allocates commissions to Research Firms that are effecting trades within the meaning of Section 28(e) on behalf of client accounts, such trades will be executed in accordance with the Adviser’s obligation to seek best execution for its client accounts. Neither the Adviser nor the Variable Accounts have an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Variable Accounts and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Variable Accounts’ portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Variable Accounts’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) funds or other accounts the beneficial owners of which are principally the Adviser’s officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries. In addition, accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Variable Accounts or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account’s investment style to unaffiliated third parties.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Variable Accounts are concerned.

Brokerage commissions paid by each Variable Account for certain specified periods, information concerning purchases by each Variable Account of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Variable Account‘s most recent fiscal year, are set forth in Appendix G.

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

For a description of fixed annuity payments see Appendix B.

For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net

Investment Factor (See “Net Investment Factor” in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is 0.99989255 for a one day Valuation Period.

For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

OTHER CONTRACTUAL PROVISIONS

Owner and Change of Ownership

The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

Designation and Change of Beneficiary

The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

ADMINISTRATION OF THE CONTRACTS

The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Funds. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2005, 2006, and 2007 the following approximate amounts were paid by the Company to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:

	2007	2006	2005
Compass 2	$19,563.41	$30,747.21	$37,527.91
Compass 3	$89,501.48	$131,121.20	162,574.41

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Variable Account has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Variable Account’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Variable Account’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Variable Account will receive any compensation or other consideration in connection with its disclosure of Variable Account portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Variable Account portfolio holdings through required SEC quarterly filings, a Variable Account may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full securities holdings as of each month’s end	24 days after month end

Note that the Variable Account or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Variable Accounts (Similarly Managed Investment Products). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Variable Account to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Variable Account.

A Variable Account’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Variable Account makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Variable Account may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Variable Account’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Variable Account, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Variable Account’s Independent Chief Compliance Officer and the Board of Trustees of the Variable Account. MFS also reports to the Board of Trustees of the Variable Account regarding the disclosure of information regarding the Variable Account that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Variable Account representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Variable Account. Full portfolio holdings are disclosed to a Variable Account’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Variable Account’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Variable Account operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Variable Account in the voting of proxies or in connection with litigation relating to Variable Account portfolio holdings. In connection with managing the Variable Accounts, MFS may use analytical systems provided by third parties who may have access to Variable Account portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Variable Account shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Variable Account representatives may disclose Variable Account portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Variable Account representatives may provide oral or written information (“portfolio commentary”) about a Variable Account, including, but not limited to, how the Variable Account’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Variable Account performance. Variable Account representatives may also express their views orally or in writing on one or more of a Variable Account’s portfolio holdings or may state that a Variable Account has recently purchased or sold one or more holdings.

Variable Account representatives may also provide oral or written information (“statistical information”) about various financial characteristics of a Variable Account or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Variable Account, persons considering investing in the Variable Account, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Variable Account representatives may disclose non-public Variable Account portfolio holdings to the recipients identified on Appendix I, or permit the recipients identified in Appendix I to have access to non-public Variable Account portfolio holdings, on an on-going basis.

This list of recipients in Appendix I is current as of March 12, 2008, and any additions, modifications, or deletions to this list that have occurred since March 12, 2008, are not reflected. The portfolio holdings of the Variable Account which are provided to these recipients, or to which these recipients have access, may be the Variable Account’s current portfolio holdings. As a condition to receiving or being provided access to non-public Variable Account portfolio holdings, the recipients listed in Appendix I must agree, or otherwise have an independent duty, to maintain this information in confidence.

DETERMINATION OF THE VALUE OF A VARIABLE ACCOUNT’S ASSETS

Money Market Variable Account

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Non-Money Market Variable Accounts

The underlying investments of the non-money market Variable Accounts managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported the day, the position is generally valued at the last quoted daily ask quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by an independent pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as provided by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by an independent pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by an independent pricing service for proximate time periods.

Swaps are generally valued at valuations provided by an independent pricing service.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by an independent pricing service.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Variable Accounts’ independent registered public accounting firm providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

The financial statements of the Company are included in this SAI.

The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts’ Annual Report to contract owners for the fiscal year ended December 31, 2007. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report. The financial statements are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see “Contract Charges” in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2007	2006	2005
Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	—	—

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	—	—

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027
Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)

Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938
Minority interest share of loss	—	—	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except per share data)

	December 31, 2007	December 31, 2006
ASSETS
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	—	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080

Total investments and cash	21,115,094	23,639,607
Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES
Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	—	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20
STOCKHOLDER’S EQUITY
Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2007	2006	2005
Net income	$25,022	$78,292	$133,152
Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)

Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(1)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.

(2)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.

(3)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in thousands)

For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998
Net income	—	—	—	133,152	133,152
Dividends	—	—	—	(200,000)	(200,000)
Tax benefit from stock options	—	6,992	—	—	6,992
Other comprehensive loss	—	—	(161,378)	—	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764
Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	—	—	—	78,292	78,292
Dividends	—	—	—	(300,000)	(300,000)
Tax benefit from stock options	—	4,528	—	—	4,528
Other comprehensive loss	—	—	(3,714)	—	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354
Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	—	—	—	25,022	25,022
Tax benefit from stock options	—	3,028			3,028
Other comprehensive loss	—	—	(106,433)	—	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2007	2006	2005
Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	—	—	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)

Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	—	—	947
Net cash from disposition of subsidiary	—	—	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	—	—
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	—	—	(4,576)
Early redemption premium	25,578	—	—

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2007	2006	2005
Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	—	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	—	-
Other, net	29,971	4,528	6,992

Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)
Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont“), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC. This agreement is described more fully in Note 1 and Note 8. As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006. In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”). The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont. Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC. This agreement is described more fully in Note 8. A long-term financing arrangement has been established with a financial institution (the “Lender”) that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC. Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender. Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)” (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”). The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company. The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”). Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million. Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust. The redemption had no impact on the Company’s net income. The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.‘s (“Genworth’s”) Employee Benefits Group business (“EBG”). Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY. These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”). These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC. SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY. The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”), whereby the Company is the sole beneficiary of the CARS Trust. As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R). Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements. As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007. The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation. The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively. The investments in these VIEs mature between March 2007 and September 2029. As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46. See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” At the time of purchase, fixed maturity securities are classified based on the Company‘s intent as either held-to-maturity, trading or available-for-sale. In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced (“TBA”) form. The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models. Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations. CMBS securities, which are a subset of the Company‘s CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day. Other CMOs and ABS are priced using matrices, models or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately placed fixed maturities are also priced using market prices or dealer quotes. The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value. The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies. In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company‘s accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security. Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”). EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related. The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events. The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost. Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment. The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments. Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost. The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default. Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan‘s effective interest rate, or on the loan‘s observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower‘s ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower‘s financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits. The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007. VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date. This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007. Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment. Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC. The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract. This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits. Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves. The Company periodically reviews its policies for loss recognition based upon management’s best estimates. From time to time the Company may recognize a loss on certain lines of business. For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss. Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value. These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period. These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies (“SPWL”), GICs and funding agreements. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders. The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC– U.S. Ops Holdings and other affiliates. For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns. INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.” These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), which became effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” an amendment to SFAS No. 140. SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation. The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133. SFAS No. 156 was effective for fiscal years beginning after September 15, 2006. The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.” This statement amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007. The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the “AICPA”) issued Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”). The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products. At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion. The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities. The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment. Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption. Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses. The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•

Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•

Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•

Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”). This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1. The Company did not early adopt SOP 07-1. SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner. The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company. The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust. Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million. Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust. The redemption had no impact on the Company’s net income. The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust. As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46. Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements. As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company. Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending. Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG. Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY. These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York. These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC. SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY. The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million. These include the value of distribution, the value of business, and the value of customer renewals acquired. The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years. The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years. The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years. For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company. In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company. In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent. In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”). The proceeds of the notes were used to purchase fixed rate government and corporate bonds. On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest. At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner. The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company. The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust. The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million. Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust. The redemption had no impact on the Company’s net income. Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively. The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003. Interest earned for the year ended December 31, 2005 was $4.2 million. As of December 31, 2005, the Company sold and transferred these notes to other affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”). The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD. Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively. This agreement was terminated on March 2, 2007. In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company. IFMG will continue to distribute the Company’s products. For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG. During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY. Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007. Future new business also will be reinsured under this agreement. Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont. Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC. This agreement is described more fully in Note 8. A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC. Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender. Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46. Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note. For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the “2006-B Terms Agreement”) with its affiliates Sun Life Financial Global Funding III, L.P. (the “Issuer III”), Sun Life Financial Global Funding III, U.L.C. (the “ULC III”) and Sun Life Financial Global Funding III, L.L.C. (the “LLC III”), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an “Initial Purchaser” and collectively, the “2006-B Initial Purchasers”), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 (“2006-B Notes”). On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the “2006-B Terms Agreements”) with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes. The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the “2006-B Secured Guarantee”) dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006. Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes. In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006. The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations. The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the “2006-A Terms Agreement”) with its affiliates Sun Life Financial Global Funding II, L.P. (the “Issuer II”), Sun Life Financial Global Funding II, U.L.C. (the “ULC II”) and Sun Life Financial Global Funding II, L.L.C. (the “LLC II”), and with Citigroup Global Markets, Inc. (“Citigroup”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the “2006-A Initial Purchasers”), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the “2006-A Notes”). The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the “2006-A Secured Guarantee”), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II. The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes. Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II. The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the “2005 Terms Agreement”) with its affiliates, Sun Life Financial Global Funding, L.P. (the “Issuer”), Sun Life Financial Global Funding, U.L.C. (the “ULC”) and Sun Life Financial Global Funding, L.L.C. (the “LLC”), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the “2005 Initial Purchasers”), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the “First Tranche Notes”).

On June 29, 2005, the Company entered into a Second Terms Agreement (the “Second 2005 Terms Agreement”) with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the “Second Tranche Notes”).

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the “2005 Secured Guarantee”) dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005. The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes. The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC. The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense
Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754

				$1,945,000	$72,964

The Company has significant transactions with affiliates. Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale fixed maturities:
Asset Backed Securities	$827,129	$11,436	$(71,706)	$766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	—	77,053
States & Political Subdivisions	493	6	—	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233

Total non-corporate	4,229,077	50,597	(259,352)	4,020,322
Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049

Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$11,848,397	$166,622	$(511,789)	$11,503,230

	Amortized Cost	Gross Gains	Gross Losses	Fair Value
Trading fixed maturities:
Asset Backed Securities	$105,719	$287	$(8,255)	$97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	—	40,771
U.S. Treasury & Agency Securities	94,813	713	—	95,526

Total non-corporate	520,178	4,768	(11,812)	513,134
Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	—	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999

Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$3,938,088	$45,546	$(116,623)	$3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale fixed maturities:
Asset Backed Securities	$915,669	$12,660	$(9,020)	$919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	—	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190

Total non-corporate	4,803,106	44,571	(63,290)	4,784,387
Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651

Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$13,623,450	$201,392	$(186,869)	$13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526% subordinated debt, due 2027, called in 2007	$600,000	$30,751	$—	$630,751

	Amortized Cost	Gross Gains	Gross Losses	Fair Value
Trading fixed maturities:
Asset Backed Securities	$109,684	$1,460	$(316)	$110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	—	806

Total non-corporate	394,641	4,571	(3,631)	395,581
Corporate securities:
Basic Industry	8,237	596	—	8,833
Capital Goods	71,060	540	—	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	—	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515

Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$3,838,732	$41,113	$(23,792)	$3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$688,385	$688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039

Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537

Total Available-for-sale	$11,848,397	$11,503,230

Maturities of trading fixed securities:
Due in one year or less	$61,145	$59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000

Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837

Total Trading	$3,938,088	$3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company‘s fixed maturities were investment grade. Investment grade securities are those that are rated “BBB” or better by nationally recognized rating organizations. During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future. The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006. There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash. Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion). Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million. At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%. The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities. Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million. At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired. The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern. The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time. Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter. As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List. A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income. Impairments are classified as either credit-related or interest-related. The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events. The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost. For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income. Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery. If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery. If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default. Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007. The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively. As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default. As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Corporate Securities
Basic Industry	$86,180	$(1,459)	$23,229	$(1,965)	$109,409	$(3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	—	—	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$4,271,480	$(288,164)	$2,688,481	$(223,625)	$6,959,961	$(511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Corporate Securities
Basic Industry	$7,750	$(109)	$43,426	$(3,073)	$51,176	$(3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	—	—	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	—	—	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$4,553,848	$(159,652)	$7,070,514	$(186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	—	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	—	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	—	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006. The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates. Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably. The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities. As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector. Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-). As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-). All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards. The combination of these two categories of securities is considered below prime. The Company is not an originator of residential mortgages. The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years. Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating. At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company‘s total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level. The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs. Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss. The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion. The average percentage of selling price to amortized cost was 97%. The largest single trading loss during the year ended December 31, 2007, was $1.5 million. $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$2,318,341	$2,273,176
Real estate:
Held for production of income	201,777	186,891

Total real estate	$201,777	$186,891

Total mortgage loans and real estate	$2,520,118	$2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at January 1,	Additions	Subtractions	Balance at December 31,
2007
Mortgage loans	$3,928	$—	$(640)	$3,288
2006
Mortgage loans	$6,272	$400	$(2,744)	$3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$820,803	$864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	—
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)

Total	$2,520,118	$2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2007	2006
Geographic region:
Alabama	$9,387	$7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)

Total	$2,520,118	$2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909

Total	$2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively. Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company‘s equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

The Company‘s net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$12,836	$18,631
Less: non-recourse debt	—	—

Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)

Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)

Net investment in leveraged leases	$29,240	$32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company‘s exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company‘s maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) (“S&P”, “S&P 500”, and “Standard & Poor‘s” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company‘s variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products. The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index. On the trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)

Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional Principal Amounts	Fair Value Asset (Liability)
Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	—
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional Principal Amounts	Fair Value Asset (Liability)
Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005
Fixed maturities	$(4,107)	$(53,120)	$21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		—	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$(61,048)	$(44,511)	$16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005
Fixed maturities	$863,779	$991,738	$921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245

Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414

Net investment income	$1,098,592	$1,206,081	$1,112,529

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company‘s business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company‘s financial instruments at December 31:

	2007		2006
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets:
Cash and cash equivalents	$1,169,701	$1,169,701	$578,080	$578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	—	—	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments - receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255
Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	—	—	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models. Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued): Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations. CMBS securities, which are a subset of the Company‘s CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day. Other CMOs and ABS are priced using matrices, models and independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately placed fixed maturities are also priced using market prices or dealer quotes. The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices. Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company‘s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company‘s current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company’s reinsurance agreements by business segment follows. (Also, see Note 16 for additional information on the Company‘s business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively. The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains. The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”). Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC‘s risk on the UL policies covered under the reinsurance agreement. New UL business will also be reinsured under this agreement. Sun Life Vermont‘s obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis. On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million. Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million. As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million. At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million. In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch. The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company. The funds withheld asset is reported in reinsurance receivable. The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract. The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability. The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY. Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007. Future new business will also be reinsured under this agreement. Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY. The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY. The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$62,645	$61,713	$54,915
Assumed - Affiliated	50,986	—	—

Ceded - Affiliated	(25)	(7)	—
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)

Net premiums and annuity considerations:	$110,616	$59,192	$51,982

Policyowner benefits:
Direct	$260,008	$197,872	$225,936
Assumed - Affiliated	30,430	—	—

Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)

Net policyowner benefits:	$229,485	$156,970	$187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed - Affiliated	7,521	—	—
Ceded - Affiliated	(502)	(200)	(602)

Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees. These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan“). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company‘s funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company. Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit. The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a “Grandfathered employee,” or a “Rule 75 employee.”

A “Grandfathered employee” shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A “Rule 75 employee” shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers‘ Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company‘s fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008. As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$261,380	$229,545
Other (uninsured benefit plan split)	—	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	—

Projected benefit obligation at end of year	$262,757	$261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$269,712	$252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)

Fair value of plan assets at end of year	$291,824	$269,712

Information on the funded status of the plan:
Funded status	$29,067	$8,332
4th quarter contribution	(710)	(1,108)

Prepaid benefit cost	$28,357	$7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$59,423	$38,345
Other liabilities	(31,066)	(31,121)

	$28,357	$7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006
Net actuarial gain	$(22,103)	$(1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)

	$(23,780)	$(6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006
Plan assets	$—	$—
Less: Projected benefit obligations	27,277	27,209

Funded status	$(27,277)	$(27,209)

Accumulated benefit obligation	$25,138	$24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005
Components of net periodic benefit cost:
Service cost	$4,108	$6,024	$10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	—	—	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918

Net periodic benefit cost (benefit)	$(3,875)	$(1,973)	$6,273

The Company’s share of net periodic benefit cost	$(3,875)	$(1,973)	$4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005
Net actuarial gain arising during the year	$(20,287)	$(1,923)	$—
Net actuarial gain recognized during the year	107	—	—
Prior service cost arising during the year	1,302	3,564	—
Prior service cost recognized during the year	(337)	—	—
Transition asset recognized during the year	2,093	—	—
Transition asset arising during the year	—	(8,299)
Change in effect of additional minimum liability	—	(2,834)	2,834

Total recognized in AOCI	$(17,122)	$(9,492)	$2,834

Total recognized in net periodic benefit cost and other comprehensive income	$(20,997)	$(11,465)	$9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$(792)
Prior service cost	337
Transition asset	(2,093)

Total	$(2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006
Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10

Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;

2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”). The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million. Amounts are allocated to affiliates based on their respective employees’ contributions. The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively. The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan. This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan. Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees. The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in benefit obligation:
Benefit obligation at beginning of year	$45,852	$51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	—

Benefit obligation at end of year	$52,229	$45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$—	$—
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)

Fair value of plan assets at end of year	$—	$—

Information on the funded status of the plan:
Funded Status	$(52,229)	$(45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	—	—

Accrued benefit cost	$(51,697)	$(45,252)

Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006
Other liabilities	$(51,697)	$(45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006
Net actuarial loss	$13,437	$14,070
Prior service credit	(4,551)	(5,080)

	$8,886	$8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$1,234	$1,311	$1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273

Net periodic benefit cost	$4,532	$5,199	$5,359

The Company’s share of net periodic benefit cost	$3,910	$4,501	$4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005
Net actuarial loss arising during the year	$279	$14,070	$—
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	—
Prior service cost recognized during the year	529

Total recognized in AOCI	$(104)	$8,990	$—

Total recognized in net periodic benefit cost and other comprehensive income	$3,806	$13,491	$4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$916
Prior service credit	(529)
Transition (asset)/obligation	—

Total	$387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$4,570	$(4,152)
Effect on total of service and interest cost	$397	$(372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$3,146	$236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$20,479	$1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007. FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings. The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively. Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest. In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	—
Settlements	—
Close of tax examinations/statutes of limitations	—

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense. The Company had accrued $10.8 million of gross interest as of January 1, 2007. During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs. The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions. With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001. In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002. The Company is currently at the Appeals Division of the IRS (“Appeals”) with respect to the tax years 2001 and 2002. In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004. This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007. For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns. Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007. A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company’s effective rate differed from the federal income tax rate as follows:

	2007	2006	2005
Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	—	—
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	—	7,954
Investments, net	230,416	146,116

Total deferred tax assets	341,033	282,918
Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)

Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings. Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position. Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income. Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return. The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006
Balance at January 1	$36,689	$33,141
Less reinsurance recoverable	(5,906)	(5,886)

Net balance at January 1	30,783	27,255

Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)

Total incurred	94,572	25,350

Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)

Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$68,957	$30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively. The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12. LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

•	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;

•	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,

•	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$17,771,546	$1,318,150	66.4

Minimum Income	$343,853	$43,233	60.3

Minimum Accumulation or Withdrawal	$5,321,780	$4,204	62.4

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$16,848,818	$1,612,783	66.4

Minimum Income	$387,699	$56,526	60.0

Minimum Accumulation or Withdrawal	$3,068,060	$41	61.9

[1]	Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$39,923	$1,448	$41,371
Benefit Ratio Change/Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$39,673	$4,817	$44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$41,749	$3,000	$44,749
Benefit Ratio Change/Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$39,923	$1,448	$41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards. The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766

Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	—
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671

Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1. VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York. These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”). Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007. The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company’s other subsidiaries, with the exception of SLNY. All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income

For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Revenues
Premiums and annuity considerations	$15,330	$95,286	$—	$—	$110,616
Net investment income	941,185	94,309	63,098	—	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	—	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	—	(61,048)
Fee and other income	445,248	26,648	8,008	—	479,904
Subordinated notes early redemption premium	—	—	25,578	—	25,578

Total revenues	1,158,534	208,789	93,195	—	1,460,518
Benefits and Expenses
Interest credited	571,309	51,390	7,124	—	629,823
Interest expense	75,052	74	26,406	—	101,532
Policyowner benefits	155,903	69,309	4,273	—	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	—	189,121
Other operating expenses	238,810	37,061	7,944	—	283,815
Partnership capital securities early redemption payment	—	—	25,578	—	25,578

Total benefits and expenses	1,206,740	177,755	74,859	—	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	—	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	—	(23,858)
Equity in the net income of subsidiaries	33,006	—	1,811	(34,817)	—

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income

For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Revenues
Premiums and annuity considerations	$20,870	$38,322	$—	$—	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	—	—	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	—	(44,511)
Fee and other income	375,144	21,083	2,395	—	398,622
Total revenues	1,415,708	150,689	62,076	—	1,628,473

Benefits and Expenses
Interest credited	573,178	56,379	3,848	—	633,405
Interest expense	79,637	—	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	—	156,970
Amortization of DAC and VOBA	380,760	18,422	—	—	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	—	1,551,793

Income before income tax expense	47,837	23,643	5,200	—	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	—	(1,612)
Equity in the net income of subsidiaries	19,960	—	3,096	(23,056)	—

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income

For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Revenues
Premiums and annuity considerations	$19,735	$32,247	$—	$—	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	—	—	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	—	16,925
Fee and other income	346,449	13,578	2,248	—	362,275

Total revenues	1,362,248	136,003	61,934	—	1,560,185

Benefits and Expenses
Interest credited	567,028	69,641	833	—	637,502
Interest expense	72,122	—	51,157	—	123,279
Policyowner benefits	161,350	25,663	—	—	187,013
Amortization of DAC and VOBA	234,330	9,491	—	—	243,821
Other operating expenses	172,753	23,489	301	—	196,543

Total benefits and expenses	1,207,583	128,284	52,291	—	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	—	172,027

Income tax expense	34,757	2,278	3,054	—	40,089
Equity in the net income of subsidiaries	12,030	—	3,074	(15,104)	—
Minority interest share of loss	(1,214)	—	—	—	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS
Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$—	$11,503,230
Trading fixed maturities at fair value	3,288,671	—	578,340	—	3,867,011
Investment in subsidiaries	559,851	—	—	(559,851)	—
Mortgage loans	2,146,286	170,205	1,850	—	2,318,341
Derivative instruments – receivable	609,261	—	—	—	609,261
Limited partnerships	164,464	—	—	—	164,464
Real estate	157,147	—	44,630	—	201,777
Policy loans	686,099	118	26,416	—	712,633
Other invested assets	499,538	69,138	—	—	568,676
Cash and cash equivalents	415,494	65,901	688,306	—	1,169,701

Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094
Accrued investment income	268,732	15,245	6,386	—	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	—	1,603,397
Value of business and customer renewals acquired	35,735	16,071	—	—	51,806
Net deferred tax asset	171,899	—	—	(155,954)	15,945
Goodwill	658,051	45,167	5,611	—	708,829
Receivable for investments sold	2,796	615	71	—	3,482
Reinsurance receivable	1,937,814	123,214	648,221	—	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	—	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES
Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$—	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	—	823,588
Payable for investments purchased	169,606	635	28,969	—	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	—	1,045	154,909	(155,954)	—
Debt payable to affiliates	945,000	—	1,000,000	—	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	—	—	1,691,884
Derivative instruments – payable	446,508	—	132	—	446,640
Other liabilities	704,467	107,458	76,136	—	888,061
Separate account liabilities	23,996,463	929,008	71,132	—	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY
Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS
Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$—	$13,637,973
Trading fixed maturities at fair value	3,856,053	—	—	—	3,856,053
Subordinated note from affiliate held-to-maturity	—	—	600,000	—	600,000
Investment in subsidiaries	449,307	—	63,952	(513,259)	—
Mortgage loans	2,111,884	161,292	—	—	2,273,176
Derivative instruments – receivable	653,854	—	—	—	653,854
Limited partnerships	193,728	—	—	—	193,728
Real estate	157,281	—	29,610	—	186,891
Policy loans	672,553	139	36,934	—	709,626
Other invested assets	884,304	65,922	—	—	950,226
Cash and cash equivalents	513,190	54,231	10,659	—	578,080

Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607
Accrued investment income	266,141	15,125	9,952	—	291,218
Deferred policy acquisition costs	1,149,185	85,021	—	—	1,234,206
Value of business acquired	47,744	—	—	—	47,744
Net deferred tax asset	8,587	—	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	—	701,451
Receivable for investments sold	30,146	1,244	1,851	—	33,241
Reinsurance receivable	1,812,093	5,906	—	—	1,817,999
Other assets	136,406	15,146	1,678	—	153,230
Separate account assets	20,190,709	796,827	72,719	—	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES
Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$—	$19,428,625
Future contract and policy benefits	696,012	54,100	—	—	750,112
Payable for investments purchased	210,668	5,735	2,062	—	218,465
Accrued expenses and taxes	141,607	—	213	2,875	144,695
Deferred tax liability	—	6,953	—	(6,953)	—
Debt payable to affiliates	1,325,000	—	—	—	1,325,000
Partnership capital securities	—	—	607,826	—	607,826
Reinsurance payable to affiliate	1,605,626	—	—	—	1,605,626
Derivative instruments – payable	160,504	—	—	—	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	—	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY
Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow

For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	—	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	—	189,121
Depreciation and amortization	6,467	164	829	—	7,460
Net loss on derivatives	124,290	3,970	3,243	—	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	—	61,048
Changes in fair value of trading investments	89,159	—	(761)	—	88,398
Net realized gains on trading investments	(3,438)	—	(1,217)	—	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	—	—	—	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	—	629,823
Deferred federal income taxes	(114,110)	290	157,186	—	43,366
Equity in net income of subsidiaries	(33,006)	—	(1,811)	34,817	—
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	—	(379,941)
Accrued investment income	(2,591)	(120)	3,566	—	855
Net reinsurance receivable/payable	127,619	59	(94,517)	—	33,161
Future contract and policy benefits	3,184	39,436	23,930	—	66,550
Dividends received from subsidiaries	63,995	—	—	(63,995)	—
Other, net	(122,356)	4,931	(16,931)	—	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	—	(576,176)	—	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	—	4,252,780
Mortgage loans	314,620	40,526	—	—	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	—	—	600,000	—	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	—	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	—	(399,566)
Real estate	(3,590)	—	(15,849)	—	(19,439)
Other invested assets	(57,864)	(3,231)	—	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	—	—	(361,781)
Net change in policy loans	(13,546)	21	10,518	—	(3,007)
Early redemption premium	—	—	25,578	—	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$—	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)

For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$—	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	—	(4,533,405)
Repayments of debt	(380,000)	—	(600,000)	—	(980,000)
Issuance of debt	—	—	1,000,000	—	1,000,000
Dividends paid to parent	—	—	(63,995)	63,995	—
Early redemption payment	—	—	(25,578)	—	(25,578)
Additional capital contributed to subsidiaries	(156,620)	—	156,620	—	—
Other, net	23,271	6,700	—	—	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	—	591,621
Cash and cash equivalents, beginning of period	513,190	54,231	10,659	—	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$—	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow

For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	—	58,752
Amortization of DAC and VOBA	380,760	18,422	—	—	399,182
Depreciation and amortization	4,008	—	600	—	4,608
Net gains on derivatives	(11,360)	—	—	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	—	44,511
Changes in fair value of trading investments	(15,235)	—	—	—	(15,235)
Net realized gains on trading investments	(373)	—	—	—	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	—	—	—	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	—	633,405
Deferred federal income taxes	(6,146)	10,193	133	—	4,180
Equity in net income of subsidiaries	(19,960)	—	(3,096)	23,056	—
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	—	—	(262,895)
Accrued investment income	(32,925)	3,275	(61)	—	(29,711)
Net reinsurance receivable/payable	77,083	(20)	—	—	77,063
Future contract and policy benefits	(9,725)	3,106	—	—	(6,619)
Dividends received from subsidiaries	8,000	—	—	(8,000)	—
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	—	—	—	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	—	5,872,190
Mortgage loans	218,849	29,415	—	—	248,264
Other invested assets	184,646	—	—	—	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	—	(4,002,244)
Mortgage loans	(734,307)	(46,285)	—	—	(780,592)
Real estate	(20,464)	—	(155)	—	(20,619)
Other invested assets	(423,635)	(65,858)	—	—	(489,493)
Net change in other investing activities	333,669	65,845	—	—	399,514
Net change in policy loans	(9,979)	49	2,073	—	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$—	$1,403,809

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)

For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$—	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	—	—	—	200,000
Dividends paid to parent	(300,000)	—	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	—	265	—	—
Other, net	4,528	—	—	—	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	—	230,426
Cash and cash equivalents, beginning of period	281,340	54,540	11,774	—	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$—	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow

For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	—	—	—	(1,214)
Amortization of discount and premiums	63,251	7,224	882	—	71,357
Amortization of DAC and VOBA	234,330	9,491	—	—	243,821
Depreciation and amortization	3,338	—	647	—	3,985
Net (gains) losses on derivatives	(77,294)	—	—	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	—	(16,925)
Changes in fair value of trading investments	80,324	—	—	—	80,324
Net realized gains on trading	(11,162))	—	—	—	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	—	—	—	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	—	637,502
Deferred federal income taxes	22,860	(947)	134	—	22,047
Equity in net income of subsidiaries	(12,030)	—	(3,074)	15,104	—
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	—	—	(261,917)
Accrued investment income	17,191	844	(119)	—	17,916
Net reinsurance receivable/payable	85,381	495	—	—	85,876
Future contract and policy benefits	24,387	736	—	—	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	—	—	—	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	—	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	—	5,685,008
Mortgage loans	109,854	7,584	—	—	117,438
Real estate	947	—	—	—	947
Other invested assets	483,700	—	—	—	483,700
Net cash from sale of subsidiary	17,040	—	—	—	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	—	(5,269,211)
Mortgage loans	(374,931)	(15,445)	—	—	(390,376)
Real estate	(6,264)	—	(384)	—	(6,648)
Other invested assets	(171,539)	—	—	—	(171,539)
Net change in other investing activities	(239,910)	—	—	—	(239,910)
Net change in policy loans	(5,471)	(35)	42	—	(5,464)
Net change in short-term investments	(4,576)	—	—	—	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$—	$216,409

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)

For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$—	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	—	—	—	100,000
Dividends paid to parent	(150,600)	—	—	—	(150,600)
Additional capital contributed to subsidiaries	(340)	—	340	—	—
Other, net	6,992	—	—	—	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	—	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	—	(205,295)
Cash and cash equivalents, beginning of period	500,199	43,262	9,488	—	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$—	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards. The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options. Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007
	Wealth Management	Individual Protection	Group Protection	Corporate	Totals
Total revenues	$1,087,817	$184,315	$97,657	$90,729	$1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354

(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$39,855,777	$10,767,117	$121,096	$1,062,777	$51,806,767

	Year ended December 31, 2006
	Wealth Management	Individual Protection	Group Protection	Corporate	Totals
Total revenues	$1,386,626	$101,447	$39,833	$100,567	$1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793

Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$41,485,295	$5,784,705	$78,838	$1,633,710	$48,982,548

	Year ended December 31, 2005
	Wealth Management	Individual Protection	Group Protection	Corporate	Totals
Total revenues	$1,342,509	$74,535	$32,604	$110,537	$1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158

Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$38,631,963	$6,005,424	$55,319	$1,314,140	$46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed. Statutory surplus differs from stockholder’s equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005
Statutory capital and surplus	$1,790,457	$1,610,425	$1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent. In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent. In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance. No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities. INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance. .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels. Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution. No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$(317,402)	$38,400	$56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	—	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$(92,403)	$14,030	$19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations. The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$1,377
2009	283
2010	45

Total	$1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Sun Life Assurance Company of Canada (U.S.)

Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

APPENDIX A

The Fixed Account

That portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure in this Appendix A has not been reviewed by the staff of the Securities and Exchange Commission. However, the following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

A Word About The Fixed Account

The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this “mortality risk” by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company’s investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company’s exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see “Withdrawal Charges” in the Prospectus).

If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract’s Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See “Federal Tax Status.”)

A-1

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

Fixed Accumulation Value

(1) Crediting Fixed Accumulation Units

Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) Fixed Accumulation Unit Value

The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract’s Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

The Company will credit interest to the Contract’s Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) Fixed Accumulation Value

The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

Loans From the Fixed Account (Qualified Contracts Only)

Loans will be permitted from the Contract’s Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company’s maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company’s general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

A-2

APPENDIX B

Examples of Certain Calculations

Illustrative Example of Variable Accumulation Unit Value Calculations:

Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 – 63,778.99 – 10,634.77) ÷ 111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

Illustrative Example of Variable Annuity Unit Value Calculations:

Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

Illustrative Example of Variable Annuity Payment Calculations:

Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 x 12.3843446).

B-1

APPENDIX C

Withdrawals and Withdrawal Charges- Compass 2 Contracts

Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 x 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract’s Accumulation Account in the form of canceled Accumulation Units.

This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 x 0.05 or $450.

2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

C-1

Withdrawals and Withdrawal Charges—Compass 3 Contracts

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

1	2	3	4	5	6
1	$1,000	$1,000	$0	0%	$0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Column 1:

Represents the Contract Year in which the Purchase Payment was made.

Column 2:

Represents the amounts of the Purchase Payments (“Payments”). Each Payment was made on the first day of each Contract Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8 Column 4 x Payment 8 Column 5

= $2,000 x 6%

= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, the sum of payments 1, 2, 3, 4, and 5 is $7,000. If the full $7,000 were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

C-2

APPENDIX D

INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Variable Account may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Variable Account. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Variable Account’s prospectus or in this SAI, or by applicable law, a Variable Account may engage in each of the practices described below.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Asset Segregation: With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including, but not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions. For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid will be treated as the equivalent of “cash-settled” contracts. As such, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e. the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to “cash-settle,” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and “cash-settled” forward or futures contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Borrowing. The Variable Account may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Variable Account’s investment objectives and policies. If the Variable Account borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Variable Account makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Variable Account to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodity or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Variable Account’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depository receipts for those securities, securities of investment companies, and other similar interests in an issuer.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Variable Account had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Variable Account to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Variable Account’s returns and could result in significant losses to a Variable Account if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Variable Account by selling that currency in exchange for dollars, a Variable Account would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Variable Account could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Variable Account’s exposure to a foreign currency and that currency’s value declines, a Variable Account will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Variable Account or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Variable Account assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. In the case of physically settled futures, it may not be possible to liquidate or close out the futures contract at any particular time or at an acceptable price. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, “indicators”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Variable Account and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Inverse Floating Rate Obligations. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Variable Account may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities will be lent to qualified investors such as member firms of the New York Stock Exchange (the “Exchange”) (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Variable Account’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Variable Account or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Variable Account or held in the Variable Account’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Variable Account pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Variable Account’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Variable Account’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Variable Account could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Variable Account by, for example, preventing the Variable Account from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See APPENDIX H for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A Variable Account’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Variable Account invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Variable Account’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Variable Account may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a Variable Account makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue – a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Variable Account.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate Related Investments. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT’s manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a Variable Account makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, exchange-traded funds, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. The extent to which a Variable Account can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swaps and Related Derivatives. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. In the case of physically settled swaps, it may not be possible to close out the swap at any particular time or at an acceptable price. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps. A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Variable Account by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Variable Account’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a Variable Account makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as “PIK bonds.” PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

APPENDIX E

PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 13, 2008

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive“ due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to include in the issuer’s proxy statement an annual advisory shareholder vote as to the company’s executive compensation practices during the previous year, to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX F

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund’s prospectus to which the Fund’s performance is compared. With respect to Funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Fund’s prospectus, but will be an appropriate benchmark index based on the respective portfolio manager’s role in managing the Fund.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of each Fund beneficially owned by each Fund’s portfolio manager(s) as of the Variable Accounts’ fiscal year ended December 31, 2007. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities of Fund
N/A (1)	N

(1)	Because the portfolio managers are not eligible to purchase units of the Variable Accounts, no portfolio manager owned units of the Variable Accounts.

Other Accounts

In addition to the Fund, each Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of the Variable Accounts’ fiscal year ended December 31, 2007 , were as follows:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts*	Total Assets Managed*
Capital Appreciation Variable Account	Jeffrey Constantino	Registered Investment Companies	5	$6.9 billion
		Other Pooled Investment Vehicles	1	$171.9 million
		Other Accounts	0	N/A

	Stephen Pesek	Registered Investment Companies	10	$9.9 billion
		Other Pooled Investment Vehicles	1	$171.9 million
		Other Accounts	0	N/A

	Maureen Pettirossi	Registered Investment Companies	7	$6.9 billion
		Other Pooled Investment Vehicles	1	$171.9 million
		Other Accounts	0	N/A

Global Governments Variable Account	Erik S. Weisman	Registered Investment Companies	9	$2.1 billion
		Other Pooled Investment Vehicles	3	$1.7 billion
		Other Accounts	0	N/A

	Matthew W. Ryan	Registered Investment Companies	13	$4.1 billion
		Other Pooled Investment Vehicles	3	$2.6 billion
		Other Accounts	5	$1.6 billion

Government Securities Variable Account	Geoffrey Schechter	Registered Investment Companies	13	$6.7 billion
		Other Pooled Investment Vehicles	1	$252.1 million
		Other Accounts	0	N/A

High Yield Variable Account	John F. Addeo	Registered Investment Companies	13	$4.3 billion
		Other Pooled Investment Vehicles	3	$485.4 million
		Other Accounts	2	$517.5 million

	David P. Cole	Registered Investment Companies	11	$4.2 billion
		Other Pooled Investment Vehicles	2	$212.5 million
		Other Accounts	0	N/A

Total Return Variable Account	Brooks A. Taylor	Registered Investment Companies	7	$21.3 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts*	Total Assets Managed*
	Gregory Locraft	Registered Investment Companies	9	$21.9 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A

	Michael W. Roberge	Registered Investment Companies	10	$24.4 billion
		Other Pooled Investment Vehicles	1	$94.8 million
		Other Accounts	1	$32.4 million

	Nevin P. Chitkara	Registered Investment Companies	22	$36.6 billion
		Other Pooled Investment Vehicles	3	$2.0 billion
		Other Accounts	22	$10.5 billion

	Richard O. Hawkins	Registered Investment Companies	11	$23.8 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	1	$37.2 million

	Steven R. Gorham	Registered Investment Companies	22	$36.6 billion
		Other Pooled Investment Vehicles	3	$2.0 billion
		Other Accounts	22	$10.5 billion

	William P. Douglas	Registered Investment Companies	7	$21.3 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A

*	Includes the Fund

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund’s investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, the Adviser believes that a Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser does not receive a performance fee for its management of each Fund. As a result, the Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

APPENDIX G

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities Issued By Regular Broker-Dealers

During the fiscal year ended December 31, 2007, certain Funds purchased securities issued by the following regular broker-dealers of those Funds, which had the following values as of December 31, 2007:

Fund	Broker/Dealer	Value of Securities
Global Governments Variable Account	Merrill Lynch & Co., Inc.		$363,000
Government Securities Variable Account	Merrill Lynch & Co., Inc.		$1,146,000
High Yield Variable Account	Deutsche Bank AG JP Morgan Chase & Co. Merrill Lynch & Co., Inc. Wachovia Corp	$ $ $ $	318,131 128,226 100,654 201,718
Money Market Variable Account	Banco Santander Central Hispano SA Bank of America Corp. Citigroup, Inc. JPMorgan Chase & Co. Merrill Lynch & Co., Inc. Morgan Stanley	$ $ $ $ $ $	1,089,031 1,373,449 1,373,822 1,384,850 5,977,357 1,369,438
Total Return Variable Account

Bank of America Corp.

Bank of New York Co., Inc.

Citigroup, Inc.

Credit Suisse Group

Deutsche Bank AG

Goldman Sachs Group, Inc.

JPMorgan Chase & Co.

Lehman Brothers Holdings, Inc.

Merrill Lynch & Co., Inc.

Morgan Stanley Group, Inc.

Prudential Financial, Inc.

UBS AG

		$ $ $ $ $ $ $ $ $ $ $ $	2,092,952 1,804,217 1,272,868 221,934 176,165 1,401,963 2,815,672 1,005,067 959,912 362,932 233,530 1,075,323

Transactions with Research Firms

During the fiscal year ended December 31, 2007, certain Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

Fund	Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
Capital Appreciation Variable Account	$193,719,876	$201,303
High Yield Variable Account	$1,908,594	$2,510
Total Return Variable Account	$85,664,176	$104,561

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

G-1

APPENDIX H

DESCRIPTION OF BOND RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Service’s Description of it’s Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Excerpts From Standard & Poors’, a division of The McGraw-Hill Companies, Inc., Description of it’s Ratings

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

Excerpts from Fitch Ratings Description of it’s Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term ratings category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the “CCC” category, whereas issuers are only rated “CCC” without the use of modifiers.)

APPENDIX I

RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure

MSCI BARRA, Inc.	Analytical Tool

Bloomberg, L.P.	Analytical Tool

Board of Trustees	Fund Governance

CDS/Computer	Software Vendor

Checkfree	Software Vendor

Cogent Consulting	Consultant

Deloitte & Touche LLP	Independent Registered Public Accounting Firm

eA Data Automation Services, LLC	Data Formatting and Organization Service

Eagle Investment Systems Corp	Accounting System

FactSet Research Systems Inc.	Analytical Tool

GainsKeeper, Inc.	Accounting System

GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions	Software Vendor

Institutional Shareholder Services Inc.	Proxy Service Provider

Investor Tools Perform	Analytical Tool

ITG, Inc.	Analytical Tool

Lipper Inc.	Publication Preparation

The MacGregor Group	Software Vendor

Markit Group	Pricing Service

Massachusetts Financial Services Co.	Fund Management

MFS Funds Distributor, Inc.	Fund Distribution

OMGEO LLC	Software Vendor

Plexus	Analytical Tool

RR Donnelly	Typesetting and Printing Services

Saloman Analytics Inc.	Analytical Tool

Siemens Business Services, Inc.	IT Client Services and Desktop Architecture

Standard & Poor’s Securities Evaluations Services	Fund Pricing

State Street Bank and Trust Company	Custodian

Sullivan and Worcester LLP	Legal Counsel

Wilshire Analytics/Axiom	Analytical Tool

This list is current as of March 12, 2008, and any additions, modifications or deletions to the list that have occurred since March 12, 2008, are not reflected.

I-1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

COUS-SAI 5/08

PART C

Other Information

Item 28.	Financial Statements and Exhibits

(a)	The following Financial Statements are Included in this Registration Statement:

Included in Part A:

A.	Condensed Financial Information - Accumulation Unit Values.

Included in Part B:

A.	Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account and Total Return Variable Account.*

1.	Statement of Condition, December 31, 2007;

2.	Statements of Operations, Year Ended December 31, 2007;

3.	Statements of Changes in Net Assets, Years Ended December 31, 2007 and 2006;

4.	Notes to Financial Statements; and

5.	Report of Independent Registered Public Accountants.

B.	Financial Statements of Sun Life Assurance Company of Canada (U.S.):

1.	Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2007 and 2006.

2.	Statutory Statements of Operations, Years Ended December 31, 2007, 2006 and 2005.

3.	Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2007, 2006 and 2005.

4.	Statutory Statements of Cash Flow, Years Ended December 31, 2007, 2006 and 2005.

5.	Notes to Statutory Financial Statements.

6.	Report of Independent Registered Public Accounting Firm.

*	Incorporated herein by reference to the Registrants’ Annual Report to contract owners for the year ended December 31, 2007, filed with the SEC on March 10, 2008.

(b)	The following Exhibits are Incorporated in this Registration Statement by Reference unless otherwise Indicated:

(a)	Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account (“MMVA”), High Yield Variable Account (“HYVA”), Capital Appreciation Variable Account (“CAVA”), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) (“GSVA”), Global Governments Variable Account (formerly, Government Markets Variable Account) (“GGVA”) and Total Return Variable Account (“TRVA”) collectively, the “Registrants”). MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the “Previous Registrants.” (1)

(b) 1	Amended and Restated Rules and Regulations of MMVA dated May 31, 2001. (8)

2	Amended and Restated Rules and Regulations of HYVA dated May 31, 2001. (8)

3	Amended and Restated Rules and Regulations of CAVA dated May 31, 2001. (8)

4	Amended and Restated Rules and Regulations of GSVA dated May 31, 2001. (8)

5	Amended and Restated Rules and Regulations of GGVA dated May 31, 2001. (8)

6	Amended and Restated Rules and Regulations of TRVA dated May 31, 2001. (8)

7	Master Amended and Restated By-Laws of MMVA, HYVA, CAVA, GSVA, GGVA and TRVA, dated October 25, 2002, as revised August 8, 2004. (11)

(c) 1	Master Custodian Agreement between Registrants and State Street Bank and Trust Company, dated December 18, 2006. (17)

2	Appendix A, dated September 27, 2007, to the Master Custodian Agreement between Registrant and State Street Bank & Trust Company, dated December 18, 2006. (21)

3	Fund Accounting Agreement between the Registrants and State Street Bank and Trust Company, dated December 18, 2006. (17)

4	Appendix A, as revised September 27, 2007, to the Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (21)

(d) 1	Investment Management Agreements between Massachusetts Financial Services Company and the Previous Registrants. (1)

2	Investment Management Agreement between Massachusetts Financial Services Company and GMVA. (1)

3	Investment Management Agreement between Massachusetts Financial Services Company and TRVA. (1)

(e)	Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998. (8)

(f)	Compass 3 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract. (1)

(g)	Form of Application used with the Compass 3 Variable Annuity Contract filed as Exhibit 6. (1)

(h)	Certificate of Incorporation and By-Laws of the Insurance Company. (13)

(i)	Not Applicable.

(j)	Not Applicable.

(k) 1	Service Agreement between Sun Life Assurance Company of Canada and the Insurance Company dated January 18, 1971. (1)

2	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (22)

(l)	Consent and Opinion of Counsel, dated April 20, 2000, for each of Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account. (5)

(m)	Consent of Deloitte & Touche LLP, dated April 24, 2008; filed herewith.

(n)	None.

(o)	Not Applicable.

(p)	Not Applicable.

(q) 1	Code of Ethics as amended and restated effective February 25, 2008, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (20)

2	Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective June 7, 2007. (20)

3	Code of Ethics for Non-MFS Management Trustees effective January 1, 2005, as amended February 25, 2008. (20)

Power of Attorney, dated March 21, 2008; filed herewith (Manning, Dwyer)

Power of Attorney, dated February 28, 2008; filed herewith (Trustees)

(1)	Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 24 to the Registrant’s Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on March 6, 1998.

(2)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(3)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(4)	Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 38 filed with the SEC via EDGAR on February 28, 2007.

(5)	Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement (File No. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 28, 2000.

(6)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(7)	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 28, 2006.

(8)	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 30, 2002.

(9)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.

(10)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 49 filed with the SEC via EDGAR on April 25, 2006.

(11)	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on February 25, 2005.

(12)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(13)	Incorporated by reference to Insurance Company’s Form 10-K (File No. 333-82824) filed with the SEC via EDGAR on March 29, 2004.

(14)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(15)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(16)	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 28, 2006.

(17)	Incorporated by reference to Post-Effective Amendment No. 52 to MFS Series Trust I Registration Statement (File Nos. 33-7638 and 811-4777) filed with the SEC via EDGAR on January 29, 2007.

(18)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-7496738 and 811-4253) Post-Effective Amendment No. 29 filed with the SEC via EDGAR on November 7, 2007.

(19)	Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on October 3, 2007.

(20)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.

(21)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on November 27, 2007.

(22)	Incorporated by reference to MFS Variable Insurance Trust II (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on April 28, 2008.

Item 29.	Directors and Officers of the Insurance Company

Name & Principal Business Address	Positions & Offices with Depositor	Positions with Registrant

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director and Chairman	None

Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Director & Senior Vice President and Chief Financial Officer and Treasurer	None

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Director & Senior Vice President and General Counsel	None

Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director	None

Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Director & Senior Vice President and General Manager, Annuities	None

Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director	None

Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President and Chief Accounting Officer	None

James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer	None

Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary	None

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary	None

Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3364 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Sun Life Financial Distribution Group	None

John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations	None

Item 30.	Persons Controlled by or Under Common Control with the Insurance Company

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to the Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File 333-83516, filed April 11, 2006.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 31.	Number of Contract Owners (as of March 31, 2008)

Number of Contract Owners*
Qualified Contracts	Non-Qualified Contracts
8,141	2,460

*	Number of Compass 3 Contracts participating in the investment experience of the Variable Account.

Item 32.	Indemnification

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 33.	Business and Other Connections of Investment Adviser

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Growth Stock Fund; Massachusetts Investors Trust; MFS Series Trust I (which has seven series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund and MFS Value Fund); MFS Series Trust II (which has one series: MFS Growth Fund (formerly, MFS Emerging Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS Series Trust IV (which has three series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund and MFS Money Market Fund); MFS Series Trust V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS Series Trust VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS Series Trust VII (which currently has no series); MFS Series Trust VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS Series Trust IX (which has six series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS Series Trust X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS Series Trust XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS Series Trust XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS Series Trust XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); MFS Series Trust XIV (which has one series: MFS Institutional Money Market Portfolio); MFS Series Trust XV (which has one series: MFS Diversified Target Return Fund) and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has two series) and MFS Variable Insurance Trust (“MVI”) (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, MFS Special Value Trust, MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust and MFS High Yield Municipal Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

Lastly, MFS serves as investment adviser to MFS Variable Insurance Trust II (formerly, MFS/Sun Life Series Trust (“MFS/SL”)) (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

Robert C. Pozen is Chairman, Director and Chairman of the Board, Robert J. Manning is Director, Chief Executive Officer, Chief Investment Officer and President, Donald A. Stewart, Kevin Dougherty and Thomas A. Bogart are Directors, Martin E. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer, Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Paul T. Kirwan is Executive Vice President, Chief Financial Officer and Treasurer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, David A. Antonelli is Executive Vice President, Chief Investment Officer - Non-U.S. and Global Equity Investments and Co-Director of Global Research, Michael W. Roberge is Executive Vice President, Chief Investment Officer - U.S. Investments and Co-Director of Global Research, Elizabeth Petipas is Assistant Treasurer, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy Tierney is the Tax Officer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

MFS California Insured Municipal Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

J. Atwood Ives is the Chair, Robert J. Manning, Director, Chief Executive Officer, Chief Investment Officer and President of MFS is President, Maria F. Dwyer, Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer is Treasurer, James O. Yost and Ellen Moynihan, Senior Vice Presidents of MFS, and David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel, Secretary and Clerk of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Timothy M. Fagan and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS, Richard S. Weitzel, Vice President and Assistant General Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

MFS Variable Insurance Trust II (formerly, MFS/Sun Life Series Trust)

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Maria F. Dwyer is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Richard S. Weitzel, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Maria F. Dwyer is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Richard S. Weitzel, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

MFS Floating Rate Income Fund - (Cayman Islands Registered Fund)

MFS Meridian Funds, SICAV

Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV (“SICAV Funds”). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Total Return Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, U.K. Equity Fund, U.S. Dollar Money Market Fund, U.S. Mid Cap Growth Fund, U.S. Government Bond Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Large Cap Growth Fund and U.S. Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Martin E. Beaulieu is Director, Chairman and Vice President, James A. Jessee is Director and President, Robert J. Manning is Director and Vice President, Sharon A. Brovelli and Carol W. Geremia are Vice Presidents, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Karen Carson is Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark Polebaum, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

Olivier Lebleu is Managing Director, Mitchell C. Freestone and Barnaby Wiener are Directors. Paul T. Kirwan is the Treasurer, Mark N. Polebaum is the Secretary, Sharon A. Brovelli and Carol W. Geremia are Vice Presidents, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax Officer.

MFS Do Brazil Desenvolviment O De Marcaao LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Robert J. Manning and Martin E. Beaulieu are Directors, James H. Bennett is Resident Director, Carol W. Geremia is Director and President, Mark N. Polebaum is Secretary, Amanda J. Hough is Resident Secretary, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Daniel W. Finegold, Ethan D. Corey and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Paul T. Kirwan is Treasurer, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol W. Geremia is the President, Maria Dwyer is Chief Compliance Officer, John F. O’Connor is Senior Vice President, Mark N. Polebaum is Secretary, Paul T. Kirwan is Treasurer, Elizabeth Petipas is Assistant Treasurer, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy F. Tierney is Tax Officer.

MFS Investment Management K.K. (Japan) (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

Carol W. Geremia, Robertson G. Mansi and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Sharon A. Brovelli and Carol W. Geremia are Vice Presidents, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is Secretary, Daniel W. Finegold, Ethan D. Corey, Susan S. Newton and Mitchell C. Freestone are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Carol W. Geremia is Director and President, Maria F. Dwyer is Chairman, Director and Chairman of the Board, Deborah H. Miller is Director and Investment Officer, Robertson G. Mansi, Christopher Haley and Joseph F. Flaherty, Jr. are Directors, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is Assistant Treasurer, Kimberly M. Collins is Clerk, William C. Smith, Sharon A. Brovelli, John J. McAree and Kerry J. Lifton are Trust Officers, Nicholas D. Smithie, Matthew W. Ryan, Michael W. Roberge, Barry P. Dargan, Matthew W. Krummell, Jeffrey S. Wakelin, Robert D. Persons, Erik S. Weisman, Thomas Melendez, Simon Todd, Edward O’Dette, Terri A. Vittozzi and Jennifer L. Niceforo are Investment Officers, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Clerks and Timothy F. Tierney is the Tax Officer.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Robert J. Manning and Carol W. Geremia are Managers, Paul T. Kirwan is Treasurer, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebuam is Secretary, Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

MFS Investment Management Company (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

Maria F. Dwyer is Director and President, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Mark D. Fischer, Elizabeth Petipas, David L. DiLorenzo, Ellen M. Moynihan and James O. Yost are Assistant Treasurers, Mark N. Polebaum is the Secretary, Christopher R. Bohane, Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey, Timothy M. Fagan, Richard S. Weitzel and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

Four Pillars Capital, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, 12th Floor, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is Director and President, Paul T. Kirwan is Director and Treasurer, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is Secretary, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors (Canada), Inc. (MFSIC), a company incorporated under the laws of Canada whose address is 39 Forest Grove Drive, Whitby, Ontario L1R2A6, Canada, is a direct, wholly-owned subsidiary of MFS Institutional Advisors, Inc. The company is a registered limited market dealer in Ontario.

Carol W. Geremia is President and Director, Martin E. Beaulieu is Director, Sarah E. Donahue is Director and Assistant Secretary, Ethan D. Corey is Secretary and Paul T. Kirwan is Treasurer.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart	Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

Thomas A. Bogart	General Counsel for Sun Life Assurance Company of Canada, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

Kevin Dougherty	President of Sun Life Global Investments, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

Item 34.	Principal Underwriters

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

Name and Principal Business Address*	Positions and Offices With Underwriter

James J. Cahill	President
Michael G. Van Leer	Director
William T. Evers	Assistant Vice President and Senior Counsel
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
Alyssa Gair	Assistant Secretary
Michelle D’Albero	Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer

*	The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b)	Inapplicable.

(c)	Inapplicable.

Item 35.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171, or at the offices of the custodian, J.P. Morgan Chase Bank, at either One Chase Manhattan Plaza, New York, NY 10081 or 270 Park Avenue, New York, NY 10017.

Item 36.	Management Services

Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

Item 37.	Undertakings

The Registrant hereby undertakes:

(a) To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

(b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-3 promptly upon written or oral request;

(d) Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. 1P-6-88, dated November 28, 1988, from the staff of the SEC to the American Council of Life Insurance, the requirements of which we have complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they meet all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of April 2008.

MONEY MARKET VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
CAPITAL APPRECIATION VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

(Registrants)

By:	ROBERT J. MANNING*
Name:	Robert J. Manning
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April __, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

ROBERT C. SALIPANTE**
Robert C. Salipante
President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants indicated on April 28, 2008.

SIGNATURE	TITLE

J. KERMIT BIRCHFIELD* J. Kermit Birchfield	Chairman

ROBERT J. MANNING* Robert J. Manning	President (Principal Executive Officer)

MARIA F. DWYER* Maria F. Dwyer	Principal Financial Officer and Principal Accounting Officer

ROBERT C. BISHOP* Robert C. Bishop	Member of the Boards of Managers

FREDERICK H. DULLES* Frederick H. Dulles	Member of the Boards of Managers

DAVID D. HORN* David D. Horn	Member of the Boards of Managers

MARCIA A. KEAN* Marcia A. Kean	Member of the Boards of Managers

RONALD G. STEINHART* Ronald G. Steinhart	Member of the Boards of Managers

HAVILAND WRIGHT* Haviland Wright	Member of the Boards of Managers

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed By Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated February 28, 2008; filed herewith (Trustees) and a Power of Attorney, dated March 21, 2008; filed herewith (Manning, Dwyer)

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE	TITLE

ROBERT C. SALIPANTE** Robert C. Salipante	President and Director (Principal Executive Officer)

RONALD H. FRIESEN** Ronald H. Friesen	Director & Senior Vice President and Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

MICHAEL K. MORAN** Michael K. Moran	Vice President and Chief Accounting Officer (Chief Accounting Officer)

SANDRA M. DADALT** Sandra M. DaDalt	Attorney-in-Fact for: Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director

**	Sandra M. DaDalt has signed this document on the date indicated on behalf of the above pursuant to powers of attorney duly executed by such persons and filed herewith.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: January 2, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Robert C. Salipante, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Robert C. Salipante
Robert C. Salipante

Dated: January 2, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Richard P. McKenney, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Richard P. McKenney
Richard P. McKenney

Dated: January 2, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Thomas A. Bogart, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Thomas A. Bogart
Thomas A. Bogart

Dated: January 2, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Scott M. Davis
Scott M. Davis

Dated: January 2, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Mary M. Fay, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Mary M. Fay
Mary M. Fay

Dated: January 2, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Ronald H. Friesen, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Ronald H. Friesen
Ronald H. Friesen

Dated: January 2, 2008

POWER OF ATTORNEY

Capital Appreciation Variable Account

Global Governments Variable Account

Government Securities Variable Account

High Yield Variable Account

Money Market Variable Account

Total Return Variable Account

The undersigned, Managers and officers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the “Registrant”), hereby severally constitute and appoint Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, Susan A. Pereira and Mark N. Polebaum, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 28th day of February, 2008.

Signatures	Title(s)

J. KERMIT BIRCHFIELD J. Kermit Birchfield	Trustee

ROBERT C. BISHOP Robert C. Bishop	Trustee

FREDERICK H. DULLES Frederick H. Dulles	Trustee

DAVID D. HORN David D. Horn	Trustee

MARCIA A. KEAN Marcia A. Kean	Trustee

RONALD G. STEINHART Ronald G. Steinhart	Trustee

HAVILAND WRIGHT Haviland Wright	Trustee

POWER OF ATTORNEY

Capital Appreciation Variable Account

Global Governments Variable Account

Government Securities Variable Account

High Yield Variable Account

Money Market Variable Account

Total Return Variable Account

The undersigned, Trustees and officers of MFS Variable Insurance Trust II (the “Registrant”), hereby severally constitutes and appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, Susan A. Pereira and Mark N. Polebaum, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 21st day of March, 2008.

Signatures	Title(s)

ROBERT J. MANNING Robert J. Manning	President (Principal Executive Officer)

MARIA F. DWYER Maria F. Dwyer	Principal Financial and Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT	PAGE NO.

(m)	Consent of Deloitte & Touche LLP, dated April 24, 2008.